--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                     BELL ATLANTIC FINANCIAL SERVICES, INC.

                                       AND

                            BELL ATLANTIC CORPORATION

                                       AND

                      THE CHASE MANHATTAN BANK, AS TRUSTEE





                         -----------------------------


                                    Indenture


                          Dated as of February 26, 1998



                         -----------------------------


                    5.75% Senior Exchangeable Notes due 2003





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of February 26, 1998


                     BELL ATLANTIC FINANCIAL SERVICES, INC.

Trust Indenture                                                                 Indenture
 Act Section                                                                    Section
---------------                                                                 ----------
Section 310(a)(1)...............................................................609
           (a)(2)...............................................................609
           (a)(3)...............................................................Not Applicable
           (a)(4)...............................................................Not Applicable
           (a)(5)...............................................................609
           (b)..................................................................608, 610
           (c)..................................................................Not Applicable
Section 311(a)..................................................................613
           (b)..................................................................613
           (c)..................................................................Not Applicable
Section 312(a)..................................................................701
           (b)..................................................................702
           (c)..................................................................702
Section 313(a)..................................................................703
           (b)..................................................................703
           (c)..................................................................703
           (d)..................................................................703
Section 314(a)..................................................................704
           (b)..................................................................Not Applicable
           (c)(1)...............................................................102
           (c)(2)...............................................................102
           (c)(3)...............................................................Not Applicable
           (d)..................................................................Not Applicable
           (e)..................................................................102
           (f)..................................................................Not Applicable
Section 315(a)..................................................................601(b)
           (b)..................................................................602
           (c)..................................................................601(a)
           (d)(1)...............................................................601(c)(1)
           (d)(2)...............................................................601(c)(2)
           (d)(3)...............................................................601(c)(3)
           (e)..................................................................514
           (a)(1)(A)............................................................512
           (a)(1)(B)............................................................513

        (a)(2).................................................................Not Applicable
        (b)....................................................................508
Section 317(a)(1)..............................................................503
        (a)(2).................................................................504
        (b)....................................................................1003
Section 318(a).................................................................107

-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS




                                                                                                               Page
                                                                                                               ----

Parties...........................................................................................................1
Recitals Of The Company...........................................................................................1



                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

        SECTION 101.      Definitions.............................................................................2
                  Act.............................................................................................3
                  Additional Amount...............................................................................3
                  Adjustment Event................................................................................3
                  Affiliate.......................................................................................3
                  Ameritech ......................................................................................3
                  Asset Carve-Out.................................................................................3
                  ASX.............................................................................................3
                  Average Market Value ...........................................................................3
                  Average Market Value Amount ....................................................................4
                  Bankruptcy Law .................................................................................4
                  Bearer Securities ..............................................................................4
                  Bell Atlantic ..................................................................................4
                  Board of Directors..............................................................................4
                  Board Resolution................................................................................4
                  Business Day....................................................................................4
                  Capital Stock ..................................................................................4
                  Cash Settlement Option .........................................................................4
                  Cedel    .......................................................................................4
                  Closing Price...................................................................................4
                  Code     .......................................................................................5
                  Commission......................................................................................5
                  Common Depositary ..............................................................................5
                  Company  .......................................................................................5
                  Company Request or Company Order................................................................5
                  Consolidation ..................................................................................5
                  Corporate Trust Office..........................................................................5

                                                                                                               Page
                                                                                                               ----
                  Corporation.....................................................................................6
                  Currency Exchange Rate..........................................................................6
                  Defaulted Interest..............................................................................6
                  Default  .......................................................................................6
                  Depositary .....................................................................................6
                  DTC ............................................................................................6
                  Euroclear ......................................................................................6
                  Event of Default................................................................................6
                  Exchange Act ...................................................................................6
                  Exchange Agent .................................................................................6
                  Exchange Property...............................................................................6
                  Exchange Ratio .................................................................................7
                  Exchange Security ..............................................................................7
                  Extraordinary Cash Dividend ....................................................................7
                  GAAP............................................................................................7
                  Global Security ................................................................................7
                  Holder   .......................................................................................8
                  Indenture.......................................................................................8
                  Interest Payment Date...........................................................................8
                  Issue Date .....................................................................................8
                  Managers .......................................................................................8
                  Market Price ...................................................................................8
                  Maturity .......................................................................................8
                  Mortgage .......................................................................................8
                  Non-U.S. Person ................................................................................8
                  Non-U.S. Subsidiaries ..........................................................................8
                  NZSE     .......................................................................................8
                  Officers' Certificate ..........................................................................9
                  Opinion of Counsel..............................................................................9
                  Opinion of Independent Counsel .................................................................9
                  Outstanding.....................................................................................9
                  Ownership Certificate .........................................................................10
                  Participant....................................................................................10
                  Paying Agent...................................................................................10
                  Person   ......................................................................................10
                  Place of Payment...............................................................................10
                  Predecessor Security...........................................................................10
                  Principal Paying Agent ........................................................................10
                  Prospectus ....................................................................................10
                  QIB      ......................................................................................11
                  Quotation Agent ...............................................................................11

                                                                                                               Page
                                                                                                               ----
                  Redemption Date................................................................................11
                  Redemption Price...............................................................................11
                  Registered Securities .........................................................................11
                  Registrar .....................................................................................11
                  Registration Rights Agreement .................................................................11
                  Regulation S ..................................................................................11
                  Regulation S Global Security ..................................................................11
                  Regular Record Date............................................................................11
                  Responsible Officer............................................................................11
                  Restricted Period .............................................................................12
                  Rule 144A .....................................................................................12
                  Rule 144A Global Security .....................................................................12
                  SBC Warburg Dillon Read .......................................................................12
                  Securities ....................................................................................12
                  Securities Act ................................................................................12
                  Securities Legend..............................................................................12
                  Security Register..............................................................................12
                  Shelf Registration Statement ..................................................................12
                  Special Record Date............................................................................12
                  Stated Maturity................................................................................12
                  Subsidiary.....................................................................................13
                  TCNZ     ......................................................................................13
                  TCNZ Ordinary Shares...........................................................................13
                  TCNZ Resale Shelf .............................................................................13
                  TCNZ Shareholders' Agreement ..................................................................13
                  TCNZ Successor ................................................................................13
                  Trading Day ...................................................................................13
                  Transfer Agent ................................................................................13
                  Trustee  ......................................................................................13
                  Trust Indenture Act............................................................................13
                  United States .................................................................................13
                  United States Alien............................................................................13
                  United States person ..........................................................................14
                  Unrestricted Date .............................................................................14
                  Unrestricted Global Security...................................................................14
                  Unrestricted Securities........................................................................14
                  Voting Stock ..................................................................................14
                  Waiver   ......................................................................................14
         SECTION 102.      Compliance Certificates and Opinions..................................................14
         SECTION 103.      Form of Documents Delivered to Trustee................................................15
         SECTION 104.      Acts of Holders.......................................................................16

                                                                                                               Page
                                                                                                               ----
         SECTION 105.      Notices, Etc. to Trustee and the Company..............................................17
         SECTION 106.      Notice to Holders; Waiver.............................................................17
         SECTION 107.      Conflict with Trust Indenture Act.....................................................18
         SECTION 108.      Effect of  Headings and Table of Contents.............................................18
         SECTION 109.      Successors and Assigns................................................................19
         SECTION 110.      Separability Clause...................................................................19
         SECTION 111.      Benefits of Indenture.................................................................19
         SECTION 112.      GOVERNING LAW.........................................................................19
         SECTION 113.      Legal Holidays........................................................................19


                                   ARTICLE TWO

                                 SECURITY FORMS

         SECTION 201.      Forms Generally.......................................................................20
         SECTION 202       Restrictive Legends...................................................................21
         SECTION 203.      Form of Trustee's Certificate of Authentication.......................................24


                                  ARTICLE THREE

                                 THE SECURITIES

         SECTION 301.      Title and Terms.......................................................................25
         SECTION 302.      Denominations.........................................................................26
         SECTION 303.      Execution, Authentication, Delivery and Dating........................................26
         SECTION 304.      Temporary Securities..................................................................26
         SECTION 305.      Registration, Registration of Transfer and Exchange...................................27
         SECTION 306.      Mutilated, Destroyed, Lost and Stolen Securities......................................34
         SECTION 307.      Payment of Interest; Interest Rights Preserved........................................35
         SECTION 308.      Person Deemed Owners..................................................................37
         SECTION 309.      Cancellation..........................................................................37
         SECTION 310.      Computation of Interest...............................................................38
         SECTION 311.      Adjustment of Interest Rate...........................................................38

                                                                                                               Page
                                                                                                               ----

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         SECTION 401.      Satisfaction and Discharge of Indenture
         SECTION 402.      Application of Trust Money


                                  ARTICLE FIVE

                                    REMEDIES

         SECTION 501.      Events of Default.....................................................................39
         SECTION 502.      Acceleration of Maturity; Rescission and Annulment....................................41
         SECTION 503.      Collection of Indebtedness and Suits for Enforcement
                                    by Trustee...................................................................42
         SECTION 504.      Trustee May File Proofs of Claim......................................................43
         SECTION 505.      Trustee May Enforce Claims Without Possession
                                    of Securities................................................................44
         SECTION 506.      Application of Money Collected........................................................44
         SECTION 507.      Limitations on Suits..................................................................44
         SECTION 508.      Unconditional Right of Holders to Receive Principal,
                                    Premium and Interest.........................................................45
         SECTION 509.      Restoration of Rights and Remedies....................................................45
         SECTION 510.      Rights and Remedies Cumulative........................................................45
         SECTION 511.      Delay or Omission Not Waiver..........................................................46
         SECTION 512.      Control by Holders....................................................................46
         SECTION 513.      Waiver of Past Defaults...............................................................46
         SECTION 514.      Undertaking for Costs.................................................................47
         SECTION 515.      Waiver of Stay, Extension or Usury Laws...............................................47
         SECTION 516.      Remedies Subject to Applicable Law....................................................48


                                   ARTICLE SIX

                                   THE TRUSTEE

         SECTION 601.      Duties of the Trustee.................................................................48
         SECTION 602.      Notice of Defaults....................................................................49
         SECTION 603.      Certain Rights of Trustee.............................................................49

                                                                                                               Page
                                                                                                               ----
         SECTION 604.      Trustee Not Responsible for Recitals, Dispositions of
                                    Securities or Applications of Proceeds Thereof...............................51
         SECTION 605.      Trustee and Agents May Hold Securities; Collections, etc..............................51
         SECTION 606.      Money Held in Trust...................................................................51
         SECTION 607.      Compensation and Reimbursement........................................................52
         SECTION 608.      Conflicting Interests.................................................................52
         SECTION 609.      Trustee Eligibility...................................................................52
         SECTION 610.      Resignation and Removal; Appointment of Successor Trustee.............................53
         SECTION 611.      Acceptance of Appointment by Successor................................................54
         SECTION 612.      Merger, Conversion, Consolidation or Succession to Business...........................55
         SECTION 613.      Preferential Collection of Claims Against Company.....................................55


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.      Company to Furnish Trustee Names and Addresses of Holders.............................56
         SECTION 702.      Disclosure of Names and Addresses of Holders..........................................56
         SECTION 703.      Reports by Trustee....................................................................56
         SECTION 704.      Reports by Company and Bell Atlantic..................................................57


                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         SECTION 801.      Company May Merge, Consolidate, Etc., Only on
                                    Certain Terms................................................................58
         SECTION 802.      Successor Substituted.................................................................58


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         SECTION 901.      Supplemental Indentures and Agreement without
                                    Consent of Holders...........................................................59
         SECTION 902.      Supplemental Indentures with Consent of Holders.......................................60
         SECTION 903.      Execution of Supplemental Indentures..................................................61
         SECTION 904.      Effect of Supplemental Indentures.....................................................61

                                                                                                               Page
                                                                                                               ----
         SECTION 905.      Conformity with Trust Indenture Act...................................................61
         SECTION 906.      Reference in Securities to Supplemental Indentures....................................61


                                   ARTICLE TEN

                                    COVENANTS

         SECTION 1001.     Payment of Principal, Premium and Interest............................................62
         SECTION 1002.     Trustee, Transfer Agent, Registrar, Quotation Agent, Paying
                                    Agents and Exchange Agents...................................................62
         SECTION 1003.     Money for Security Payments to Be Held in Trust.......................................63


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         SECTION 1101.     Rights of Redemption..................................................................68
         SECTION 1102.     Applicability of Article..............................................................69
         SECTION 1103.     Election to Redeem; Notice to Trustee.................................................69
         SECTION 1104.     Selection by Trustee of Securities to Be Redeemed.....................................69
         SECTION 1105.     Notice of Redemption..................................................................70
         SECTION 1106.     Deposit of Redemption Price...........................................................71
         SECTION 1107.     Securities Payable on Redemption Date.................................................71
         SECTION 1108.     Securities Redeemed in Part...........................................................71


                                 ARTICLE TWELVE

                                 TAX REDEMPTION

         SECTION 1201.     Tax Redemption of All Securities......................................................72
         SECTION 1202.     Tax Redemption of Bearer Securities...................................................73


                                ARTICLE THIRTEEN

                             EXCHANGE OF SECURITIES

         SECTION 1301.     Exchange Rights at the Option of the Holder...........................................75

                                                                                                               Page
                                                                                                               ----
         SECTION 1302.     Method of Exchange....................................................................75
         SECTION 1303.     Adjustment Events.....................................................................77


                                                 ARTICLE FOURTEEN

                                     IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                                              OFFICERS AND DIRECTORS

         SECTION 1401.     Exemption from Individual Liability...................................................78


                                                  ARTICLE FIFTEEN

                                                 HOLDER'S MEETINGS

         SECTION 1501.     Purposes of Meetings..................................................................78
         SECTION 1502.     Call of Meetings by Trustee...........................................................79
         SECTION 1503.     Call of Meetings by Company...........................................................79
         SECTION 1504.     Call of Meetings by Company or Bell Atlantic..........................................80
         SECTION 1505.     Qualifications for Voting.  ..........................................................80
         SECTION 1506.     Regulations...........................................................................80
         SECTION 1507.     Voting................................................................................81
         SECTION 1508.     No Delay of Rights by Meeting.........................................................81


Exhibit A                  Form of Support Agreement
Exhibit B                  Rule 144A Global Security
Exhibit C                  Regulation S Global Security
Exhibit D                  Temporary Global Bearer Security
Exhibit E                  Permanent Global Bearer Security
Exhibit F                  Form of Definitive Bearer Security
Exhibit G                  Rule 144A Certificate
Exhibit H                  Regulation S Certificate
Exhibit I                  Form of Ownership Certificate and Form of Certificate to be Presented
                                      by the Euroclear Operator or Cedel
Exhibit J                  Form of Transfer Notice

                  THIS INDENTURE, dated as of February 26, 1998, among BELL ATLANTIC FINANCIAL SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), BELL ATLANTIC CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called "Bell Atlantic"), and THE CHASE MANHATTAN BANK, a banking corporation organized under the laws of the State of New York, as trustee (hereinafter sometimes called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of 5.75% Senior Exchangeable Notes due 2003 (hereinafter called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture and the Securities;

                  Upon the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act (as defined herein) that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

                  All acts and things necessary have been done to make (i) the Securities, when duly issued and executed by the Company and authenticated and delivered hereunder the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company in accordance with the terms of the Securities and of this Indenture.

                            RECITALS OF BELL ATLANTIC

                  Bell Atlantic has duly authorized the execution and delivery of this Indenture and the Support Agreement dated as of February 1, 1998 between the Company and Bell Atlantic (the "Support Agreement"), the form of which is attached as Exhibit A and made a part hereof, in which Bell Atlantic agrees, among other things, to (i) cause the Company to have a positive tangible net worth as determined in accordance with GAAP (as defined herein) and (ii) provide the Company with funds or other property, if not obtainable by the Company from other sources on commercially reasonable terms, to assure that the Company will be able to make payments of principal, premium, if any, and interest on, or deliver the cash value of Exchange Property when due; PROVIDED, that no Holder of Securities shall have recourse to the stock or assets of Bell Atlantic - Pennsylvania, Inc., Bell Atlantic - New Jersey, Inc., Bell Atlantic - Delaware, Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - Virginia, Inc., Bell Atlantic - West Virginia, Inc., Bell Atlantic - Washington, D.C., Inc., New York Telephone Company, The New England Telephone and Telegraph Company, Bell Atlantic Network Services, Inc. or Bell Atlantic's interest in Telecom Corporation of New Zealand Limited (or any other operating telephone company which may at the time be owned directly or indirectly by Bell Atlantic) (the "Asset Carve-Out").

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, the Company and Bell Atlantic covenant and agree with the Trustee for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.      DEFINITIONS.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Section 101 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 101, and include the plural as well as the singular;

                  (b) all other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in the Securities Act as in force at the date of this Indenture;

                  (c) all references in this Indenture to designated "ARTICLES", "SECTIONS" and other subdivision are to the designated Articles, Sections and other subdivisions of this instrument as originally executed;

                  (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section of other subdivision;

                  (e) all accounting terms not otherwise defined herein shall have the meanings given by generally accepted accounting principles in the United States of America;

                  (f) all references in this Indenture to "dollar", "U.S. $," or "$" are to the lawful currency of the United States of America, and all references to "N.Z. $" are to the lawful currency of New Zealand; and

                  (g) all references to the masculine gender shall include the feminine gender as appropriate.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                  "Additional Amount" has the meaning specified in Section 1005.

                  "Adjustment Event", has the meaning assigned to it in the definition of Exchange Property.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Ameritech" means Ameritech Corporation, a Delaware corporation headquartered in Illinois.

                  "Asset Carve-Out" has the meaning specified in the Recitals of Bell Atlantic.

                  "ASX" means the Australian Stock Exchange Limited.

                  "Authorized Newspapers" means (a) newspapers customarily published at least once a day for at least five days in each calendar week and of general circulation in Western Europe and New Zealand, and (b) if and so long as the Securities are listed on a Stock Exchange, such other newspaper as such Stock Exchange may require. Unless otherwise instructed by the Company, such newspapers are expected to be THE WALL STREET JOURNAL, FINANCIAL TIMES, NEW ZEALAND HERALD, the AUSTRALIAN FINANCIAL REVIEW and the LUXEMBURGER WORT.

                  "Average Market Value" of TCNZ Ordinary Shares or other Exchange Property on the date of computation means the arithmetic average of the daily volume-weighted average price of the TCNZ Ordinary Shares or other Exchange Security, as reported on the NZSE, or if the TCNZ Ordinary Shares or other Exchange Security is not then listed on the NZSE, as reported by the principal securities exchange or interdealer quotation system on which the TCNZ Ordinary Shares or other Exchange Security is then traded, or in the case of Exchange Property other than Exchange Securities, the Market Price of such Exchange Property, for the 30-Trading Day period ending two Trading Days prior to such date of computation as computed by the Quotation Agent.

                  "Average Market Value Amount" means, per $1,000 principal amount of Securities, the Average Market Value of the TCNZ Ordinary Shares (or other Exchange Property) that otherwise would be deliverable upon exchange of such principal amount of Securities were such Securities exchanged at such time as of any Redemption Date or the Maturity of the Securities, as the case may be.

                  "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States Federal or State law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendments to, succession in or change in any law.

                  "Bearer Securities" means interests in a permanent or temporary Global Bearer Security as well as definitive Global Bearer Securities and any appurtenant coupons.

                  "Bell Atlantic" means Bell Atlantic Corporation, a Delaware corporation headquartered in New York, and, subject to the provisions of Article Eight, shall include its successors and assigns.

                  "Board of Directors" means the board of directors of the Company or Bell Atlantic, as applicable, or any duly authorized committee of directors and/or officers appointed by such board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, place of exchange, or other place, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in The City of New York or that Place of Payment, place of exchange or other place are authorized or obligated by law or executive order to close.

                  "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or other equity interests whether now outstanding or issued after the date of the Indenture.

                  "Cash Settlement Option" shall have the meaning assigned to such term in Section 1301.

                  "Cedel" means Cedel Bank, SOCIETE ANONYME.

                  "Closing Price" of any Exchange Security means, on any date of determination, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such

Exchange Security on the NZSE on any such date or, if such Exchange Security is not listed for trading on the NZSE on any such date, as reported in the composite transactions for the principal securities exchange on which such Exchange Security is listed for trading, or, if such Exchange Security is not listed for trading on a securities exchange, as reported in the composite transactions for the principal over-the-counter market in which such Exchange Security if traded or, if such price of such Exchange Security is not available, the market value of such Exchange Security on such date as determined by an internationally recognized investment banking firm retained for this purpose by the Company, provided that if the Closing Price of any item of Exchange Property as of any date is reported in N.Z. dollars or any currency other than U.S. dollars then such Closing Price shall be expressed in the U.S. dollar equivalent of such amount, based on the Currency Exchange Rate for such day.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Depositary" means The Chase Manhattan Bank, London Branch, as common depositary for, and in respect of interests in the Securities held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and Cedel.

                  "Company" means Bell Atlantic Financial Services, Inc., a Delaware corporation, and, subject to the provisions of Article Eight, shall include its successors and assigns.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman of the Board, its President, any of its Vice Presidents or its Chief Financial Officer, and by its Treasurer, any of its Assistant Treasurers, its Controller, its Secretary or any of its Assistant Secretaries, or any additional Vice President of the Company and delivered to the Trustee.

                  "Consolidation" means, with respect to any Persons, the consolidation of the accounts of such Person, and each of its subsidiaries if and to the extent the accounts of such Person and each of its subsidiaries would normally be consolidated with those of such Person, all in accordance with GAAP. The term "Consolidated" shall have a similar meaning.

                  "Corporate Trust Office" means the principal office of the Trustee in New York City at which at any particular time its corporate trust business shall be administered and which, as of the date of this Indenture, is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                  "Corporation" means any corporation, association, company, partnership or business trust.

                  "Currency Exchange Rate" between the U.S. Dollar and the N.Z. Dollar for any date shall be determined by obtaining the N.Z. Dollar/U.S. Dollar exchange rate for such date from Reuter's Page "NZD=" (or any successor page) at approximately 3:30 p.m., New Zealand time (the "Reuter's Quote"); provided that if no Reuter's Quote is shown for such day, the Currency Exchange Rate between the N.Z. Dollar and the U.S. Dollar shall be determined by obtaining the N.Z. Dollar/U.S. Dollar exchange rate (at which a leading foreign exchange dealer selected by the Company (a "Reference Dealer") is willing to purchase N.Z. Dollars and sell U.S. Dollars) for such day from three Reference Dealers at approximately 3:30 p.m., New Zealand time (or if quotes are unavailable from three Reference Dealers, from two such dealers) and calculating the arithmetic mean of such quotes. The Currency Exchange Rate between the U.S. Dollar and any currency other than the N.Z. Dollar for any date shall be determined by obtaining such exchange rate for such day from the comparable Reuter's Page at the close of business in the local market for the non-U.S. currency, provided that if no such Reuter's quote is available, the Currency Exchange Rate shall be determined pursuant to a methodology comparable to that set forth above.

                  "Defaulted Interest" has the meaning specified in Section 307;

                  "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

                  "Depositary" means DTC, its nominees and successors, or another Person designated as Depositary by the Company, which must be a clearing agency registered under the Exchange Act.

                  "DTC" means The Depository Trust Company.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system, or any successor thereof.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  "Exchange Agent" means The Chase Manhattan Bank Luxembourg
S.A..

                  "Exchange Property" means (A) initially one TCNZ Ordinary Share and (B) subject to Section 1303 hereof, all property received in respect of such TCNZ Ordinary Share (either directly or as a result of successive applications of this paragraph) upon the following events: (i) the distribution of a dividend on Exchange Property in the same type of Exchange Property, (ii) the combination of Exchange Property into a smaller number of shares or other units, (iii) the subdivision of outstanding shares or other units of Exchange Property, (iv) the conversion or reclassification of Exchange Property by issuance or exchange of other securities, (v) any consolidation or merger of TCNZ, or a TCNZ Successor, with or into another entity (other than a merger or consolidation in which TCNZ is the continuing corporation and in which the TCNZ Ordinary Shares outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of TCNZ or another corporation), (vi) any statutory exchange of securities of TCNZ or any TCNZ Successor with another corporation (other than in connection with a merger or acquisition and other than a statutory exchange of securities in which TCNZ is the continuing corporation and in which the TCNZ Ordinary Shares outstanding immediately prior to the statutory exchange are not exchanged for cash, securities or other property of TCNZ or another corporation), (vii) any liquidation, dissolution or winding up of TCNZ or any TCNZ Successor, (viii) any distribution of cash or other property on Exchange Property of a particular type (excluding cash dividends and other cash distributions other then Extraordinary Cash Dividends (as defined below)) or
(ix) any tender or exchange offer for Exchange Property of a particular type. Each of the foregoing events described in clauses (i) through (ix) is referred to herein as any "Adjustment Event".

                  "Exchange Ratio" means the ratio, subject to adjustment as set forth in this Indenture, of 178.0369 TCNZ Ordinary Shares per $1,000 principal amount of Securities.

                  "Exchange Security" has the meaning assigned to such term in the definition of Market Price in this Section 101.

                  "Extraordinary Cash Dividend" means, with respect to any Exchange Property consisting of capital stock, any distribution consisting of cash, excluding any cash dividend on such stock to the extent that with respect to any consecutive 365-day period the aggregate cash dividend per share of such stock having its record date during such period does not exceed the greater of
(x) four multiplied by the amount per share of such capital stock of the next preceding quarterly dividend to the extent that such dividend did not require an adjustment pursuant to this provision (as adjusted to reflect subdivisions or combinations of such stock) and (y) 10 percent of the average of the daily Closing Prices of such stock for the ten (10) consecutive Trading Days immediately prior to the record date for payment of such distribution, and excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the issuer of such stock.

                  "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

                  "Global Securities" has the meaning assigned to such term in
Section 201; and "Global Security" means any of the Global Securities.

                  "Holder" means either (1) a Person in whose name a Registered Security is registered in the Security Register or (2) a Person holding a Bearer Security, as the case may be.

                  "Indenture" means this instrument as originally executed (including all exhibits hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Interest Payment Date" means April 1 or October 1 of each year, commencing on October 1, 1998.

                  "Issue Date" means the date on which the Securities are originally issued under this Indenture.

                  "Managers" means Swiss Bank Corporation, Credit Suisse First Boston (Europe) Limited, Merrill Lynch International, Nomura International plc, Salomon Brothers International Limited and UBS Limited.

                  "Market Price" means, for any item of Exchange Property as of any date, (a) if such item of Exchange Property consists of cash, the amount of such cash, (b) if such item of Exchange Property consists of property other than cash or Exchange Securities (as defined herein), the fair market value of such property (as determined by the Company which shall be entitled to rely for such purpose on the advice of an internationally recognized investment banking firm retained for this purpose by the Company) and (c) if such item of Exchange Property consists of a security (an "Exchange Security"), an amount equal to the average Closing Price per unit of such Exchange Security on the five Trading Days including and immediately following such date.

                  "Maturity" means when used with respect to any Security, the date on which the principal of such Security becomes due and payable as herein or therein provided, whether at Stated Maturity or the Redemption Date and whether by declaration of acceleration or otherwise.

                  "Mortgage" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law.

                  "Non-U.S. Person" means a Person that is not a "U.S. Person" as defined in Regulation S.

                  "Non-U.S. Subsidiaries" means Subsidiaries organized under the laws of jurisdictions other than any jurisdiction in the United States.

                  "NZSE" means the New Zealand Stock Exchange.

                  "Officers' Certificate" means, when used with respect to the Company or Bell Atlantic, as the case may be, a certificate signed by the Chairman of the Board or any Vice Chairman, the President or any Vice President or the Chief Financial Officer and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary or any additional Vice President, of the Company or Bell Atlantic, as the case may be, that is delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, which counsel is reasonably acceptable to the Trustee and who may be counsel for the Company or Bell Atlantic, as the case may be, that is delivered to the Trustee.

                  "Opinion of Independent Counsel" means a written opinion of counsel, which counsel is reasonably acceptable to the Trustee and who is not an employee of or consultant to the Company or Bell Atlantic, that is delivered to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, to be redeemed and with respect to which the Company has elected to pay the Average Market Value Amount, for whose redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

                  (iii) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee and the Company proof reasonably satisfactory to each of them that such Securities are held by a BONA FIDE purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

                  "Ownership Certificate" means a certificate substantially in the form of Exhibit I hereto.

                  "Participant" means any person who has an account with DTC.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, and premium, if any, or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, associate, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means, (1) when used with respect to the Registered Securities, the Corporate Trust Office of the Trustee, the office or agency of the Company in the Borough of Manhattan, the City and State of New York, for the payment of the principal of, premium, if any, and interest on the Registered Securities and such other place or places, if any, where the principal of, premium, if any, and interest on the Registered Securities are payable as specified as contemplated by Section 301 and (2) when used with respect to the Bearer Securities, the paying agencies outside the United States appointed by the Company, from time to time, for the payment of the principal of, premium, if any, and interest on the Bearer Securities and such other place or places, if any, where the principal of, premium, if any, and interest on the Bearer Securities are payable as specified as contemplated by Section 301.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Paying Agent" means The Chase Manhattan Bank.

                  "Prospectus" means the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "QIB" means a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act.

                  "Quotation Agent" means the Trustee and its successors or substitutes.

                  "Redemption Date", when used with respect to any Security to be redeemed pursuant to any provision in this Indenture, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, pursuant to any provision in this Indenture, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Securities" means the Rule 144A Global Security and the Regulation S Global Security.

                  "Registrar" has the meaning assigned to such term in Section 305(a).

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 26, 1998, among the Company, Bell Atlantic and the Managers.

                  "Registration Statement" means any registration statement of the Company which covers any of the Securities pursuant to the provisions of the Registration Rights Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" has the meaning assigned to such term in Section 201.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15th or September 15th, as the case may be (whether or not a Business Day), immediately preceding such Interest Payment Date.

                  "Responsible Officer", when used with respect to the Trustee, means any officer assigned to the Corporate Trust Office of the Trustee, including the chairman or vice chairman of the board of directors or the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or any other officer appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Restricted Period" means, with respect to the Bearer Securities, the period which begins on the earlier of (i) the date on which the Company receives the proceeds of the sale of Bearer Securities and (ii) the first date on which the Bearer Securities are offered to persons other than the Managers, and which ends 40 days after the date on which the Company receives the proceeds of the sale of such Bearer Securities; PROVIDED THAT with respect to a Bearer Security held as part of an unsold allotment or subscription, any offer or sale of such Bearer Security by the Company or any Manager shall be deemed to be during the Restricted Period.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Global Security" has the meaning assigned to such term in Section 201.

                  "SBC Warburg Dillon Read" means SBC Warburg Dillon Read, a division of Swiss Bank Corporation.

                  "Securities" has the meaning specified in the first recital paragraph of the Company in this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

                  "Securities Legend" has the meaning specified in Section 201.

                  "Security Register" has the meaning specified in Section 305.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Company to be filed with the Commission pursuant to Section 2 of the Registration Rights Agreement, which covers all of the Registrable Securities (as defined in the Registration Rights Agreement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon, means with respect to the payment of principal, April 1,

2003, and with respect to an installment of interest shall mean each Interest Payment Date during the period the Security is Outstanding.

                  "Subsidiary" means any Person, a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "TCNZ" means Telecom Corporation of New Zealand Limited, a New Zealand corporation headquartered in New Zealand.

                  "TCNZ Ordinary Shares" means fully paid ordinary shares of TCNZ.

                  "TCNZ Resale Shelf" has the meaning specified in Section 1007.

                  "TCNZ Shareholders' Agreement" means the 1991 Shareholders' Agreement between Bell Atlantic and Ameritech, as shareholders of TCNZ.

                  "TCNZ Successor" means any surviving entity or subsequent surviving entity of TCNZ.

                  "Trading Day" means any day on which the Exchange Security, the Closing Price of which is being determined, (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the principal market for the trading of such Exchange Security.

                  "Transfer Agent" means The Chase Manhattan Bank.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute.

                  "United States" means the United States of America, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and the Northern Mariana Islands.

                  "United States Alien" means any person who, for United Stated federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                  "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                  "Unrestricted Date" means, with respect to any Security, the 41st day after the later of the commencement of the offering thereof and the closing date therefor.

                  "Unrestricted Global Security" has the meaning specified in
Section 201.

                  "Unrestricted Securities" has the meaning specified in Section 201.

                  "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Capital Stock of any class or classes shall have or might have voting power by reasons of the happening of any contingency).

                  "Waiver" means the waiver agreement between Bell Atlantic and Ameritech dated as of February 6, 1998, pursuant to which the TCNZ Shareholders' Agreement will terminate on the earlier of (i) the sale of Ameritech of 85% of the TCNZ Ordinary Shares held by it or its affiliates as of February 6, 1998 or
(2) the sale by Bell Atlantic of 85% of the Securities governed by this Indenture.

SECTION 102.      COMPLIANCE CERTIFICATES AND OPINIONS.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and each other obligor shall furnish to the Trustee (i) an Officers' Certificate in a form reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance which constitutes a condition precedent) relating to the proposed action have been complied with and (ii) an Opinion of Counsel in a form reasonably acceptable to the Trustee stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of any Officers' Certificates and/or Opinions of Counsel is specifically required by any provision of this Indenture, relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each Person signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 103.      FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to such matters, and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based is or are erroneous. Any certificate or opinion of such an officer or of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or other obligor on the Securities with respect to such factual matters and which contains a statement to the effect that the information with respect to such factual matters is in the possession of the Company or other obligor on the Securities, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is or are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required, and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customarily for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

                  Any certificate or opinion of an officer of the Company or other obligor on the Securities may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion may be based is or are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      ACTS OF HOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The ownership of Registered Securities shall be conclusively proved by the Security Register.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or any other Act of the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange thereof, or in lieu thereof in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent, any Exchange Agent or the Company or any other obligor on the Securities in reliance thereon, whether or not notation of such action is made upon such Security.

                  (d) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any manner which the Trustee deems sufficient.

SECTION 105.      NOTICES, ETC. TO TRUSTEE AND THE COMPANY.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company or by any other obligor on the Securities shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, by first-class mail postage prepaid (return receipt requested) or delivered in person or by recognized overnight courier to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration or at any other address furnished in writing prior thereto to the Holders, the Company or any other obligor on the Securities by the Trustee; or

                  (b) the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or delivered by recognized overnight courier, to the Company, to the attention of its corporate secretary, addressed to it at 1095 Avenue of the Americas, New York, New York, 10036 or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Registered Securities if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice, and published in the Authorized Newspapers on a Business Day not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Bearer Securities if published in the Authorized Newspapers on a Business Day, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed herein for the giving of such notice.

                  In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  In case by reason of the suspension of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

                  Additionally, so long as Global Securities are held on behalf of DTC, Euroclear, Cedel or any other clearing system as shall have been designated by the Company (the "Alternative Clearing System"), all notices with respect to such Global Securities shall be delivered to DTC, Euroclear, and Cedel or, as the case may be, the Alternative Clearing Systems, and DTC, Euroclear and Cedel or, as the case may be, the Alternative Clearing System, will communicate such notices to their respective participants in accordance with its standard procedures.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.      CONFLICT WITH TRUST INDENTURE ACT.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.      EFFECT OF  HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.      SUCCESSORS AND ASSIGNS.

           All covenants and agreements in this Indenture by the Company, Bell Atlantic and any other obligor on the Securities shall bind their successors and assigns, whether so expressed or not.

SECTION 110.      SEPARABILITY CLAUSE.

           In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.      BENEFITS OF INDENTURE.

           Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, any Paying Agent, any Exchange Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.      GOVERNING LAW.

           THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 113.      LEGAL HOLIDAYS.

           In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at Maturity or the Stated Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, to the next Business Day.

SECTION 114.      EXHIBITS.

           All Exhibits attached hereto are by this reference made a part with the same effect as if herein set forth in full.

SECTION 115.      COUNTERPARTS.

           This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.      FORMS GENERALLY.

           The Securities initially will be represented by three Global Securities. Securities offered in off-shore transactions pursuant to Regulation S of the Securities Act will be represented by two Global Securities: one representing Regulation S Global Securities held in bearer form and the other representing Regulation S Global Securities held in registered form without coupons. A third Global Security will represent Securities issued in registered form without interest coupons in the United States in reliance on Rule 144A.

           The Securities sold within the United States to U.S. Persons that are QIBs will be issued in the form of five permanent global Securities (collectively, the "Rule 144A Global Security"), substantially in the form of Exhibit B hereto, registered in the name of Cede & Co., as nominee for DTC and deposited with the Trustee, as custodian for the Depositary.

           The Securities offered and sold in off-shore transactions in reliance on Regulation S under the Securities Act and held in registered form without coupons will be represented by a single permanent global Security (the "Regulation S Global Security"), substantially in the form of Exhibit C hereto, and will be registered in the name of a nominee for, and will be deposited with the Common Depositary for Euroclear or Cedel.

           The Securities offered and sold in off-shore transactions in reliance on Regulation S under the Securities Act and held in bearer form (the "Global Bearer Security") will be evidenced initially by a single temporary Global Bearer Security without interest coupons substantially in the form of Exhibit D hereto, which will be deposited with the Common Depositary for Cedel and Euroclear for the accounts of the subscribers of the Regulation S Securities on the date of payment for and delivery of the Bearer Securities (the "Settlement Date"). After the expiration of the Restricted Period, the temporary Global Bearer Security will be exchangeable for (i) an interest in a permanent Global Bearer Security, without coupons, held by the Common Depositary, substantially in the form of Exhibit E hereto or (ii) interests in the Regulation S Global Security, provided that any exchange referred to in the foregoing clause (i) will be made only upon receipt of Ownership Certificates. Upon 30 days' notice of request from the applicable Holder, interests in the permanent Global Bearer Security will be exchangeable for definitive Securities in bearer form with coupons attached (but only in authorized denominations of U.S. $1,000, U.S. $10,000 and U.S. $100,000) in substantially the form of Exhibit F hereto. Any exchange referred to in the preceding sentence will be made only upon receipt of Ownership Certificates.

           On or after September 1, 1999, Securities in registered form sold pursuant to an effective registration statement or otherwise not subject to resale restrictions under the Securities Act (if available) ("Unrestricted Securities") shall be evidenced by one or more global certificates (collectively, the "Unrestricted Global Security") to be registered in the name of Cede & Co., as nominee for DTC and deposited with the Trustee, as custodian for the Depositary.

           The Regulation S Global Security, the Rule 144A Global Security, the Global Bearer Security and the Unrestricted Global Security are sometimes collectively herein referred to as the "Global Securities." Any Security may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities, as evidenced by their execution of such Securities. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine as evidenced by the execution and authentication thereof.

           The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced by any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202       RESTRICTIVE LEGENDS.

           The form of the face of any Security authenticated and delivered hereunder shall be substantially as follows: (i) each Rule 144A Global Security and each definitive Rule 144A Security shall bear the legends set forth below (the "Securities Legend") on the face thereof and (ii) each Regulation S Global Security shall bear the Securities Legend on the face thereof until at least 41 days after the Issue Date.

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE

TRANSACTION; (2) ACKNOWLEDGES THAT, UNLESS BELL ATLANTIC CORPORATION SHALL HAVE CEASED TO BE AN "AFFILIATE" (AS SUCH TERM IS DEFINED UNDER RULE 144 UNDER THE SECURITIES ACT) OF TELECOM CORPORATION OF NEW ZEALAND LIMITED ("TCNZ") ON OR PRIOR TO JUNE 1, 1999 (AND SHALL NOT HAVE THEREAFTER BECOME AN AFFILIATE OF
TCNZ), ANY EXCHANGE OF THE SECURITIES REPRESENTED HEREBY FOR ORDINARY SHARES OF TCNZ SHALL BE MADE ONLY: (A) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT; (B) PURSUANT TO A REGISTRATION STATEMENT DECLARED EFFECTIVE UNDER THE SECURITIES ACT TO A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY EITHER (X) PRIOR TO SEPTEMBER 1, 1998 AND HAS HELD THE SECURITIES REPRESENTED HEREBY CONTINUOUSLY SINCE SUCH DATE OF ACQUISITION OR (Y) PURSUANT TO A REGISTRATION STATEMENT OR REGISTRATION STATEMENTS, DECLARED EFFECTIVE UNDER THE SECURITIES ACT, REGISTERING THE RESALE OF THE SECURITIES REPRESENTED HEREBY AND ANY OFFER OF ORDINARY SHARES OF TCNZ ARISING UPON RESALE OF THE SECURITIES REPRESENTED HEREBY (OR IN A TRANSFER FROM A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY IN THE MANNER SET FORTH IN THIS CLAUSE (Y) OR FROM ANY TRANSFEREE OR SUBSEQUENT TRANSFEREES OF SUCH HOLDER); OR (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN RELIANCE ON REGULATION S (OR ANY SUCCESSOR PROVISION) UNDER THE SECURITIES ACT, AS SUCH REGULATION MAY BE IN EFFECT AND APPLICABLE AS OF THE TIME OF SUCH EXCHANGE; (3) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIODS APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES EXCEPT (A) TO THE ISSUER OF SUCH SECURITY OR SECURITIES OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITIES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD

APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), TOGETHER WITH SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO THE CLAUSE 3(E) ABOVE. AS USED HEREIN THE TERMS "OFF-SHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

Each Rule 144A Global Security shall also bear the following legend of the face thereof:

"THIS SECURITY IS A RULE 144A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 305 AND 306 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

If required by applicable law, the company may require that any securities bear an appropriate legend to the effect that the securities deliverable upon exchange thereof are subject to restrictions on transfer under applicable securities laws.

Each Regulation S Global Security shall also bear the following legend on the face thereof:

UNLESS THIS REGULATION S GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGULATION S GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS REGULATION S GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS AND CONDITIONS ATTACHED HERETO.

SECTION 203.      FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

           The Trustee's certificate of authentication shall be in substantially the following form:

           "This is one of the Securities referred to in the within-mentioned Indenture.

                                   THE CHASE MANHATTAN BANK,
                                   as Trustee


                                   By:
                                      ------------------------------
                                         Authorized Officer"

                                  ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      TITLE AND TERMS.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $2,455,000,000 in principal amount of Securities, except Securities authenticated and delivered upon registration of transfer of, or in exchange, for or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 307, 308, 906 or 1108.

           The Securities shall be known and designated as the 5.75% Senior Exchangeable Notes due 2003 of the Company. The final Maturity of the Securities shall be April 1, 2003, and the Securities shall each bear interest at the rate of 5.75% per annum, payable semiannually on April 1 and October 1 of each year, commencing October 1, 1998, until the principal thereof is paid or duly provided for.

           The principal of, premium, if any, and interest on, the Registered Securities will be payable in U.S. dollars, against surrender thereof at the Corporate Trust Office of the Trustee in New York City or, subject to any applicable laws and regulations, at the office of any Paying Agent by dollar check drawn on, or by transfer to a dollar account maintained by the Holder with a bank in New York City.

           Any payment on the Securities due on any day which is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such due date, and no interest shall accrue for the period from and after such date.

           Bearer Securities must be presented for payment upon redemption, outside the United States, together with all unmatured coupons, failing which the amount of any missing unmatured coupons will be deducted from the sum due for payment. Each amount so deducted will be paid in the manner mentioned above against surrender of the related missing coupon, outside the United States. Interest payable on Bearer Securities on any Redemption Date that is an Interest Payment Date will be paid to the Holders of the coupons maturing on such Interest Payment Date. Interest payable on Registered Securities on any Redemption Date that is an Interest Payment Date will be paid to Holders of record reflected on the Company's Security Register on the immediately preceding Regular Record Date.

           The Securities shall be redeemable as provided in Article XI, Article XII and in the Securities.

SECTION 302.      DENOMINATIONS.

           The Securities shall be issuable in denominations of U.S. $1,000 and integral multiples thereof, with respect to Registered Securities; and U.S. $1,000, U.S. $10,000 and U.S. $100,000, with respect to Bearer Securities.

SECTION 303.      EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

           The Securities shall be executed on behalf of the Company by its Chairman of the Board of Directors, any of its Vice Chairmen of the Board of Directors, its President or any of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

           Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities as provided in this Indenture and not otherwise.

           Each Security shall be dated the date of its authentication.

           No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 203 executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 304.      TEMPORARY SECURITIES.

           Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

           If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

           (a) The Company hereby appoints the Trustee as registrar (the "Registrar") for the Securities. The Trustee shall keep, so long as it is the Registrar, at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency of the Company in any other Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfer of Registered Securities. The Company may change the Registrar or appoint one or more co-Registrars without notice.

           Upon surrender for registration of transfer or exchange of any Security at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, the name of the designated transferee or transferees, one or more new Securities, of any authorized denominations and of like tenor and aggregate principal amount.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrender upon such registration of transfer of exchange.

           Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

           The Company shall not be required (i) to issue, register the transfer of or exchange (other than an exchange pursuant to Article Thirteen) Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities to be called for redemption, or (ii) to register the transfer of or exchange (other than an exchange pursuant to Article Thirteen) any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

           Payments of the principal of, or premium, if any, and interest on the Rule 144A Global Security will be made to DTC or its nominee, as the case may be, as the registered owner thereof. None of the Company, the Trustee, any agent of the Trustee or any Paying Agent or Exchange Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Rule 144A Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

           (b) Subject to Sections 305(f) and 305(g), so long as any Rule 144A Global Security or Regulation S Global Security remains Outstanding, transfers or exchanges of beneficial interests in any of such Global Securities, may be made only in accordance with the following provisions of this Section 305(b) and the provisions of the applicable Global Security:

               (i) If the proposed transfer occurs prior to the Unrestricted Date, and the proposed transferor holds:

                     (A) an interest in the Rule 144A Global Security, and the
               proposed transferor:

                         (1) delivers (or is deemed to have delivered) a Rule
                     144A Certificate substantially in the form of Exhibit G hereto (a "Rule 144A Certificate"), and the proposed transferee is or is acting through a member of, or participant in, the Depositary (a "Depositary Agent Member") and requests that the proposed transferee receive a beneficial interest in the Rule 144A Global Security, then the transfer shall be effected in accordance with the procedures of the Depositary therefor and the transferee shall receive a beneficial interest in the Rule 144A Global Security;

                         (2) delivers (or is deemed to have delivered) a
                     Regulation S Certificate substantially in the form of Exhibit H hereto (a "Regulation S Certificate"), and the proposed transferee is or is acting through a member of, or participant in, Euroclear or Cedel (an "Offshore Agent Member") and requests that the proposed transferee receive a beneficial interest in the Regulation S Global Security, then the Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Rule 144A Global Security in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the Regulation S Global Security equal to the amount of such decrease in the principal amount of the Rule 144A Global Security and (z) notify the Depositary and the Common Depositary in accordance with the procedures thereof that such transfer has been approved.

                     (B) an interest in the Regulation S Global Security and the proposed transferee or transferor, as applicable:

                         (1) delivers (or is deemed to have delivered) a Rule
                     144A Certificate and the proposed transferee is or is acting through a Depositary Agent Member and requests that the proposed transferee receive a beneficial interest in the Rule 144A Global Security, then the Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Regulation S Global Security in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the Rule 144A Global Security equal to the amount of such decrease in the principal amount of the Regulation S Global Security and (z) notify the Depositary and the Common Depositary in accordance with the procedures thereof that such transfer has been approved;

                         (2) delivers (or is deemed to have delivered) a
                     Regulation S Certificate and the proposed transferee is or is acting through an Offshore Agent Member and requests that the proposed transferee receive a beneficial interest in the Regulation S Global Security, then the transfer shall be effected in accordance with the procedures of the Common Depositary therefor and the transferee shall receive a beneficial interest in the Regulation S Global Security.

            (ii) If the proposed transfer occurs on or after the Unrestricted Date, and the proposed transferor holds:

                     (A) (1) an interest in the Rule 144A Global Security, then, except as set forth in Section 305(b)(ii)(A)(2), the procedures set forth in Section 305(b)(i)(A) shall apply.

                         (2) an interest in the Rule 144A Global Security and if
                     the proposed transfer occurs on or after September 1, 1999, and the proposed transferee or transferor delivers such certifications, legal opinions or other information as the Company may reasonably require to confirm that the proposed transfer is being made in a transaction registered under the Securities Act or pursuant to Rule 144 thereunder, and the proposed transferee is or is acting through a Depositary Agent Member and requests that the proposed transferee receive a beneficial interest in the Unrestricted Global Security, then the transfer shall be effected in accordance with the procedures of the Depositary therefor and the transferor shall receive a beneficial interest in the Unrestricted Global Security.

                     (B) an interest in the Regulation S Global Security or the
               Global Bearer Security and the proposed transferor:

                         (1) delivers (or is deemed to have delivered) a Rule
                     144A Certificate and the proposed transferee is or is acting through a Depositary Agent Member and requests that the proposed transferee receive a beneficial interest in the Rule 144A Global Security, then the Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Regulation S Global Security or the Global Bearer Security, as applicable, in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the Rule 144A Global Security equal to the amount of such decrease in the principal amount of the Regulation S Global Security or the Global Bearer Security, as applicable, and (z) notify the Depositary and the Common Depositary in accordance with the procedures thereof that such transfer has been approved;

                         (2) either (x) delivers (or is deemed to have
                     delivered) a Regulation S Certificate and the proposed transferee is or is acting through an Offshore Agent Member and requests that the proposed transferee receive a beneficial interest in the Regulation S Global Security or
                     (y) does not make a request covered by Section 305(b)(ii)(B)(1), Section 305(b)(ii)(B)(2)(x), or Section
                     305(b)(ii)(B)(3), then the transfer shall be effected in accordance with the procedures of the Common Depositary therefor; or

                         (3) delivers such certifications, legal opinions or
                     other information as the Company may reasonably require to confirm that the proposed transfer is being made in a transaction registered under the Securities Act or pursuant to Rule 144 thereunder, and the proposed transferee is or is acting through a Depositary Agent Member and requests that the proposed transferee receive a beneficial interest in the Unrestricted Global Security, then the Registrar shall (w) register such transfer in the name of such transferee and record the date thereof in its books and records, (x) record a decrease in the principal amount of the Regulation S Global Security or the Global Bearer Security, as the case may be, in an amount equal to the beneficial interest therein being transferred, (y) record an increase in the principal amount of the Unrestricted Global Security equal to the amount of such decrease and
                     (z) notify the Depositary and the Common Depositary in accordance with the procedures thereof that such transfer has been approved.

               (iii) A beneficial interest in a Rule 144A Global Security or in a Regulation S Global Security or an Unrestricted Global Security may not, under any circumstances, be exchanged for Bearer Securities or interests therein.

               (iv) Notwithstanding anything in this Indenture to the contrary, the Trustee shall have no obligation or liability to monitor any transfers of interests within the Rule 144A Global Security or the Regulation S Global Security.

           (c) An exchange of beneficial interests in any Global Security for definitive Securities shall only take place in the circumstances set out in this Indenture and on the face of the relevant Global Security.

           (d) Upon acceptance for transfer of a beneficial interest in a Global Security for a beneficial interest in another Global Security as provided herein, the Trustee shall (or shall request the Depositary to) endorse on the Schedules affixed to each of such Global Securities (or on continuations of such schedules affixed to each of Global Securities and made parts thereof) appropriate notations evidencing the date of such transfer and (x) in the case of the Global Security from which such transfer is made, a decrease in the principal amount of such Global Security equal to the principal amount being transferred and (y) in the case of the Global Security into which such transfer is made, an increase in the principal amount of such Global Security equal to the principal amount being transferred.

           (e) The following provisions shall apply to the placement of the Securities Legend or any definitive Security issued in exchange for or upon transfer of another definitive Security or of a beneficial interest in any Global Security and to the removal of the Securities

Legend from any definitive Security bearing such legend.

               (i) Unless determined otherwise by the Company in accordance with applicable law, a definitive Security issued upon transfer of or exchange for a beneficial interest in a Global Security or, if such transfer occurs prior to the Unrestricted Date a Regulation S Global Security, shall bear the Securities Legend.

               (ii) Unless determined otherwise by the Company in accordance with applicable law, a definitive Security issued upon transfer of or exchange for a beneficial interest in a Regulation S Global Security on or after the Unrestricted Date shall not bear the Securities Legend.

               (iii) Upon the transfer, exchange or replacement of a definitive Security, bearing the Securities Legend, or upon specific request of a holder of a definitive Security, bearing the Securities Legend, for removal of the Securities Legend therefrom, the Trustee shall deliver an unlegended definitive Security or unlegended definitive Securities if there is provided to the Company evidence reasonable satisfactory to the Company (which may include an opinion of counsel) that neither the Securities Legend nor the restrictions or transfer set forth therein are required to ensure compliance with the Securities Act.

               (iv) Upon the transfer, exchange or replacement of the unlegended definitive Security for a definitive Security, the Trustee shall deliver an unlegended definitive Security or Securities or a definitive Security or Securities bearing such legend, as the Holder may request.

           (f) Subject to Sections 305(b) and 305(g), so long as any Bearer Security remains Outstanding and is held by or on behalf of the Common Depositary, transfers or exchanges of beneficial interests in any such Bearer Security, may be made only in accordance with this Section 305(f) and the provisions of the applicable Bearer Security and in accordance with the rules of the Common Depositary, Euroclear and Cedel. These restrictions are in addition to the restrictions imposed by Regulation S described elsewhere in this Indenture.

               (i) Bearer Securities may not be offered or sold, directly or indirectly, in connection with their original issuance or during the Restricted Period, in the United States, or for the account of any United States person, other than to certain persons described in United States Treasury Regulations
Section 1.163-5(c) (2) (i) (D) (1) (iii) (B) and (C). Bearer Securities may not be delivered in the United States.

               (ii) After the expiration of the Restricted Period, a beneficial interest in the temporary Global Bearer Security may be transferred to a transferee that takes delivery in the form of, or exchanged for, (a) a beneficial interest in a permanent Global Bearer Security to be held by the Common Depositary or (b) a beneficial interest in the Regulation S Global Security in accordance with Section 305(b). Transfers pursuant to clause (a) of this subsection (ii) shall be made only upon the receipt of Ownership Certificates, substantially in the form of Exhibit I hereto.

               (iii) The beneficial owner of a Security represented by a permanent Global Bearer Security may, upon 30 days' written notice to the Paying Agent, given by the beneficial owner through either Euroclear or Cedel or other relevant clearing system, exchange such owner's interest in such permanent Global Bearer Security for a definitive Bearer Security or Securities, which will be serially numbered, with coupons attached, of any authorized denominations. Transfers pursuant to this subsection (iii) shall be made only upon the receipt of Ownership Certificates. Upon receipt by the Paying Agent of an initial request to exchange an interest in a permanent Global Bearer Security for a definitive Bearer Security or Securities, all other interests in such permanent Global Bearer Security shall be exchanged for definitive Bearer Securities. Interests in a permanent Global Bearer Security will also be exchanged by the Company in whole, but not in part, for definitive Bearer Securities, which will be serially numbered, with coupons, attached of any authorized denominations if any Security represented by such permanent Global Bearer Security is accelerated following an Event of Default or either Euroclear or Cedel or any other relevant clearing system is closed for business for a continuous period of fourteen days (other than by reason of public holidays) or has announced an intention to cease business permanently or in fact does so. The Common Depositary for Euroclear and Cedel will instruct the Paying Agent regarding the aggregate principal amount and denominations of definitive Bearer Securities that must be authenticated and delivered to each of Euroclear and Cedel. Such exchanges shall occur at no expense to the beneficial owner as soon as practicable after the receipt of the initial request for definitive Bearer Securities of a notice of such acceleration or clearing system closure. No Bearer Security will be delivered in the United States.

           (g) Subject to the restrictions on transfer and exchange set forth in this Section 305 and to any additional restrictions on transfer or exchange specified in the definitive Securities, the Holder of any definitive Security may transfer or exchange the same in whole or in part (in a principal amount equal to the minimum authorized denomination or any authorized greater amount) by surrendering such definitive Security at the Corporate Trust Officer or at the office of any transfer agent together with an executed instrument of assignment and transfer substantially in the form of Exhibit J to this Indenture in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Security may, subject to the rules and procedures of the Depositary, the Common Depositary, Euroclear or Cedel, as the case may be, cause the Depositary or the Common Depositary (or their respective nominees) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for a definitive Security or Securities. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at such Corporate Trust Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or holder in the case of exchange), to such address as the transferee or holder, as applicable, may request, a definitive Security or Securities, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive Security shall not be valid unless made at the Corporate Trust Office or at the office of a transfer agent by the Holder in person, or by a duly authorized attorney-in-fact. A definitive Security, may not, under any circumstances, be exchanged for a Bearer Security.

           (h) Transfer, registration and exchange shall be permitted as provided in this Section 305 without any charge to the Holder except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or governmental charge or insurance charge that may be imposed in relation thereto. Registration of the transfer of a Security by the Trustee shall be deemed to be the acknowledgment of such transfer on behalf of the Company.

           (i) Interests in the Registered Securities will be exchangeable or transferable, as the case may be, for definitive Registered Securities if (i) in the case of 144A Securities, DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Securities, or DTC ceases to be a "Clearing Agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days, (ii) in the case of Regulation S Securities, either Euroclear or Cedel (or any Alternative Clearing System (as defined herein) on behalf of which the Regulation S Securities may be held) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to permanently cease business or does in fact do so; or (iii) an Event of Default (as defined herein) has occurred and is continuing with respect to such Securities. Upon the occurrence of any of the events described in the preceding sentence, the Company will cause the appropriate definitive Registered Securities to be delivered.

SECTION 306.      MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

           (a) The Company shall execute and deliver to the Trustee definitive Securities in such amounts and at such times as to enable the Trustee to fulfill its responsibilities under the Indenture and the Securities.

           (b) The Trustee is hereby authorized, in accordance with any terms and conditions set forth in the Securities, and (i) if any mutilated or defaced Security is surrendered to the Trustee or (ii) upon provision of evidence satisfactory to the Trustee and to the Company that any Security was destroyed, stolen or lost, together with such indemnity as the Trustee and the Company may require, to authenticate and deliver from time to time such Securities in exchange for or in lieu of such Securities that become mutilated, defaced, destroyed, stolen or lost. Each Security delivered in exchange for or in lieu of any other Security shall carry all the rights to interest (including rights to accrued and unpaid interest and Additional Amounts (defined in Section 1005)) that were carried by such other Security.

           (c) All Securities surrendered for payment or exchange shall be delivered to the Trustee. The Trustee shall cancel and destroy all such Securities surrendered for payment or exchange, in accordance with its security destruction policy, and shall deliver a certificate of destruction to the Company.

           (d) Upon the issuance of any substitute Security, the Holder of such Security, if so requested by the Company, will pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee) connected with the preparation and issuance of the substitute Security.

           (e) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

           (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.      PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

           (a) Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered in the Security Register at the close of business on the relevant Regular Record Date for such interest. At the option of the Company, payment of interest on any Security may be made by a dollar check drawn by a bank in New York City mailed to the address of the Holder at such Holder's address in the Security Register, provided that all payments with respect to the Securities, the Holders of which have given wire transfer instructions not later than the applicable Regular Record Date, to the Paying Agent, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders.

           (b) In order to provide for the payment of principal of and interest on the Bearer Securities on the due date therefor (a "Payment Date"), the Company will pay to the Luxembourg Paying Agent at the offices thereof at 5 Rue Plaetis, L-2338, Luxembourg, or such other offices outside the United States, as the Principal Paying Agent shall direct the Company, in writing, in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts an amount in cash that shall be sufficient to pay the interest (including Additional Amounts, if any) or principal or both, as the case may be, becoming due on such Payment Date. The Principal Paying Agent shall apply such amounts to the payment due, and pending such application, such amounts shall be held in trust by the Principal Paying Agent for the benefit of the persons entitled thereto.

           (c) Principal of, premium, if any, and interest on the Bearer Securities and coupons will be payable in U.S. dollars against surrender of such Bearer Securities or coupons, as the case may be, subject to any applicable laws and regulations, at the option of the Holder, at such paying agencies outside the United States, as the Company may appoint from time to time and at which, at the option of the Company, such payment will be made by U.S. dollar check drawn on a bank in New York City or by transfer to a dollar account maintained by the payee with a bank located outside the United States. No payment with respect to any Bearer Security or coupon will be made at the Corporate Trust Office of the Trustee or any other paying agency maintained by the Company in the United States. Notwithstanding the foregoing, if payment at all paying agencies outside the United States is illegal or effectively precluded by exchange controls or similar restrictions, payments with respect to Bearer Securities or coupons that are paid in U.S. Dollars may be made at an office or agency of the Corporate Trust Office of the Trustee in New York City.

           (d) The Company may at any time terminate the appointment of any paying agent and appoint additional or other paying agents; provided that until the Bearer Securities have been delivered to the Principal Paying Agent for cancellation, or moneys sufficient to pay all the Bearer Securities and coupons have been made available for payment and either paid or returned to the Company as provided herein, the Company will maintain a paying agent in Europe. So long as the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires, there will be a paying agent in Luxembourg. Notice of any such termination or appointment and of any change in the office through which any paying agent will act will be promptly given once in the manner described in Sections 105 and 106 hereof.

           (e) Any interest on any Registered Security which is payable, but is not punctually paid or duly provide for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest of shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less then 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Person in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

           (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

           Subject to the foregoing provisions of the Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.      PERSON DEEMED OWNERS.

           Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 307) interest on such Security and for all other purpose whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of a Bearer Security as the owner of such Bearer Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever.

SECTION 309.      CANCELLATION.

           All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless, by a Company Order, the Company shall direct that canceled Securities to return to it.

SECTION 310.      COMPUTATION OF INTEREST.

           Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.      ADJUSTMENT OF INTEREST RATE.

           The Company shall have the right to adjust the interest rate payable on the Securities, either voluntarily or pursuant to the provisions of the Registration Rights Agreement upon thirty days' notice provided to Holders in accordance with Section 106 of this Indenture; provided that in no event shall the Securities bear interest at a rate less than 5.75% per annum plus any Liquidated Damages Amount (as such term is defined in the Registration Rights Agreement) as shall be in effect from time to time in accordance with the Registration Rights Agreement. In the case of an adjustment to the interest rate, the Company shall promptly notify the Luxembourg Stock Exchange in writing of such adjustment.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.      SATISFACTION AND DISCHARGE OF INDENTURE.

           Subject to applicable federal and state laws, this Indenture shall be discharged and shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange or Securities as expressly provided for herein) as to all Outstanding Securities hereunder, and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

           (a) All the Securities and interest coupons theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003), have been delivered to the Trustee for cancellation;

           (b) The Company has paid or delivered or caused to be paid or delivered all other sums or property payable or deliverable hereunder by the Company; and

           (c) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

           Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclauses (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.      APPLICATION OF TRUST MONEY.

           Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.      EVENTS OF DEFAULT.

           "Event of Default", wherever used herein with respect to the Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (a) there shall be a default in the payment of any interest or Additional Amounts (as defined in Section 1005 hereof) upon any Security when it becomes due and payable, and continuance of such default for a period of 15 days; or

           (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise), whether or not such payment is prohibited by the provisions of this Indenture; or

           (c) there shall be a failure by the Company to deliver Exchange Property (and/or cash in lieu thereof) when such Exchange Property (or cash in lieu thereof) is required to be delivered following the exchange of a Security, and continuance of such failure for a period of 10 days; or

           (d) there shall be a default in the performance, or breach, of any covenant or agreement of the Company under this Indenture or the Securities (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (a), (b) or (c) of this Section 501) and such default or breach shall continue for a period of 90 days after written notice has been given, by certified mail, to the Company by the Trustee or by the Holders of at least 25% in aggregate principal amount at Maturity of the Outstanding Securities, which notice shall specify that it is a "notice of default" and shall demand that such a default be remedied; or

           (e) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company or Bell Atlantic in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company or Bell Atlantic bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or Bell Atlantic under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or Bell Atlantic or of any substantial part of their respective properties, or ordering the winding up or liquidation of their respective affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days;

           (f) (1) the Company or Bell Atlantic shall have commenced a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (2) the Company or Bell Atlantic shall have consented to the entry of a decree or order for relief in respect of the Company or in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (3) the Company or Bell Atlantic shall have filed a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (4) the Company or Bell Atlantic shall have (A) consented to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or Bell Atlantic or of any substantial part of their respective properties, (B) made an assignment for the benefit of creditors or (C) admitted in writing its inability to pay its debts generally as they become due, or (5) the Company or Bell Atlantic shall have taken any corporate action in furtherance of any such actions in this paragraph (f) and any actions taken pursuant to subsections (1) through (5) of this Section (f) shall remain in effect and undismissed for 60 days; or

           (g) the Support Agreement ceases to be in full force and effect or is declared null and void or Bell Atlantic denies that it has any further liability under the Support Agreement and gives written notice to such effect (other than by reason of the termination of the Indenture or the release of the Support Agreement in accordance with the Indenture).

SECTION 502.      ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

           If an Event of Default (other than a Event of Default specified in Sections 501(e) and (f) with respect to the Company or Bell Atlantic) shall occur and be continuing with respect to this Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount at Maturity of the Outstanding Securities may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all Securities to be due and payable, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities) and upon any such declaration, such principal, premium, if any, and interest shall become due and payable immediately. If an Event of Default specified Sections 501(e) or (f) occurs with respect to the Company and is continuing, then all the Securities shall IPSO FACTO become and be due and payable immediately in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder.

           After such declaration of acceleration with respect to the Securities, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority aggregate in principal amount at Maturity of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

           (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (i) all overdue interest on all Outstanding Securities,

               (ii) the principal of and premium and Additional Amounts, if any, on any Outstanding Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, in the event that the Outstanding Securities are exchanged for Exchange Property, the value of the Exchange Property or the cash value thereof,

               (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal, together with Additional Amounts, if any, at the rate borne by the Securities, and

               (iv) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

           (b) all Events of Default other than the non-payment of principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

           No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

           The Company covenants that if:

           (1) Default is made in the payment of any interest on any Security when such interest becomes due and payable and such Default continues for a period of 30 days; or

           (2) Default is made in the payment or delivery of the principal of, or Additional Amounts, if any, or premium, if any, on, any Security at the Maturity thereof, or in the delivery of Exchange Property or the payment of the cash value thereof, the Company will, upon demand of the Trustee, pay or deliver to it, as the case may be, for the benefit of the Holders of Securities, the whole amount then due and payable on such Securities for principal of, or Additional Amounts, if any, and premium, if any, and Exchange Property deliverable with respect to Securities surrendered for exchange (or the cash value thereof), and interest upon the overdue principal and premium, if any, or the cash value of Exchange Property, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

           If the Company fails to pay such amounts or deliver such Exchange Property forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obliger on the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor on the Securities situated.

           If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, subject however to Section 512. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

SECTION 504.      TRUSTEE MAY FILE PROOFS OF CLAIM.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor on the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered by intervention in such proceeding or otherwise,

           (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

           (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

           All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.      APPLICATION OF MONEY COLLECTED.

           Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee under Section
      607;

           SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on, and the value of Exchange Property to be delivered in respect of, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, and premium, if any, and interest, respectively; and

           THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.      LIMITATIONS ON SUITS.

           No Holder of any Securities shall have any right to institute any remedy or proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

           (1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

           (2) the Holders of not less than 25% in aggregate principal amount at Maturity of the Outstanding Securities shall have made written request to the Trustee to pursue such remedy or institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (3) such Holder or Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses, losses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 90 days after its receipt of such notice, request and offer (and if requested, provision) of security or indemnity shall have failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request shall have been given to the Trustee during such 90-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

           Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive from the Company payment of the principal of, premium, if any, and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or the purchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.      RESTORATION OF RIGHTS AND REMEDIES.

           If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, any other obligor on the Securities, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.      RIGHTS AND REMEDIES CUMULATIVE.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.      DELAY OR OMISSION NOT WAIVER.

           No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.      CONTROL BY HOLDERS.

           The Holders of not less than a majority in aggregate principal amount at Maturity of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, PROVIDED that:

           (a) such direction shall not be in conflict with any rule of law or with this Indenture;

           (b) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

           (c) the Trustee may refuse to perform any duty or to exercise any right or power or to extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense which it may incur.

SECTION 513.      WAIVER OF PAST DEFAULTS.

           The Holders of not less than a majority in principal amount at Maturity of the Outstanding Securities may on behalf of the Holders of all Outstanding Securities waive any past Default hereunder and its consequences, except any Default:

           (a) in any payment of the principal of, premium, if any, or interest on any Security, or

           (b) with respect to the exchange rights of the Securities, or

           (c) in respect of a covenant or provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security affected by such modification or amendment.

           Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.      UNDERTAKING FOR COSTS.

           All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount at Maturity of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on, any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.      WAIVER OF STAY, EXTENSION OR USURY LAWS.

           Each of the Company and any other obligor on the Securities covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and any other obligor on the Securities (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 516.      REMEDIES SUBJECT TO APPLICABLE LAW.

           All rights, remedies and powers provided by this Article V may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Indenture are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.      DUTIES OF THE TRUSTEE.

           Subject to the provisions of Trust Indenture Act Section 315(a) through 315(d):

           (a) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

           (b) except during the continuance of a Default or an Event of
      Default:

               (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

               (2) in the absence of bad faith or willful misconduct on its part, the Trustee may exclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture;

           (c) the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                   (1) this subsection (c) does not limit the effect of Subsection (b) of this Section 601;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                   (3) the Trustee shall not be liable with respect to any action it takes or omits in good faith, in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

           (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (e) whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to Subsections (a), (b), (c) and (d) of this Section 601; and

           (f) the Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

SECTION 602.      NOTICE OF DEFAULTS.

           Within 90 days after a Responsible Officer of the Trustee receives notice or becomes aware of the occurrence of any Default, the Trustee shall provide all Holders and any other Persons entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, notice of such Default hereunder known to the Trustee (such notice to be provided pursuant to Sections 105 and 106), unless such Default shall have been cured or waived before the giving of such notice; PROVIDED, HOWEVER, that except in the case of a Default in the payment of the principal of or premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

SECTION 603.      CERTAIN RIGHTS OF TRUSTEE.

           Subject to the provisions of Section 601 hereof and Sections 315(a) through 315(d) of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

                  (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence, bad faith or willful misconduct of the Trustee;

                  (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon security or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to the proceeding; the reasonable expense of every such investigation so requested by the Holders of not less than 25% in aggregate principal amount at Maturity of the Outstanding Securities shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand; PROVIDED, FURTHER, the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITIONS OF SECURITIES OR APPLICATIONS OF PROCEEDS THEREOF.

                  The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth herein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof nor shall the Trustee be responsible for any statement in any registration statement for the Securities under the Securities Act or responsible for the determination as to which beneficial owners are entitled to receive notices hereunder.

SECTION 605.      TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC.

                  The Trustee, any Paying Agent, any Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner of pledgee of Securities and, subject to Sections 608 and 613 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

SECTION 606.      MONEY HELD IN TRUST.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall be under no liability to the Company for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.      COMPENSATION AND REIMBURSEMENT.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including enforcement of this
Section 607 and also including any liability in connection with the expense of defending itself against or investing any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for reasonable expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

SECTION 608.      CONFLICTING INTERESTS.

                  The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 609.      TRUSTEE ELIGIBILITY.

                  There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Section 310(a)(5) of the Trust Indenture Act and which shall have a combined capital and surplus of at least $100,000,000, to the extent there is an institution eligible and willing to serve. If the Trustee does not have a Corporate Trust Office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.      RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice or resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignations, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint and prescribe a successor trustee.

                  (c) The Trustee may be removed at any time for any cause or for no cause by an Act of the Holders of not less than a majority in aggregate principal amount at Maturity of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                           (1) The Trustee shall fail to comply with the
                  provisions of Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for a least six months, or

                           (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor trustee and shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Company has not appointed a successor trustee, a successor Trustee shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee. Such successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Trustee or the Holder of any such Security who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

SECTION 611.      ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges pursuant to Section 607 then unpaid, such retiring Trustee shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 611, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the appointment, then the notice called for by the preceding sentence may be combined with the notice called for by Section 610. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

SECTION 612.      MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                  Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture) shall be the successor of the Trustee hereunder, PROVIDED that such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides the certificate of authentication of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 613.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  If and when the Trustee shall be or become a creditor of the Company (or other obligor on the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such obligor). A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.      COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

                  The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content to that in Subsection (a) hereof, as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Registrar, no such list need be furnished.

SECTION 702.      DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

                  Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Section 312(b) of the Trust Indenture Act. The Company, the Trustee, the Registrar and any other Person shall have the protection of Section 312(c) of the Trust Indenture Act. Further, every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of such mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703.      REPORTS BY TRUSTEE.

                  (a) Within 60 days after May 15 of each year commencing with the first May 15 after the issuance of Securities, the Trustee, if so required under the Trust Indenture Act shall transmit by mail to all Holders in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 in accordance with and with respect to the matters required by Section 313(a) of the Trust Indenture Act. The Trustee shall also transmit by mail to the Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report in accordance with and with respect to the matters required by Sections 313(a) and 313(b)(2) of the Trust Indenture Act.

                  (b) A copy of each report transmitted to Holders pursuant to
Section 703(a) shall, a the time of such transmission, be mailed to the Company and filed with each stock exchange, if any, upon which the Securities are listed and also with the Commission. The Company will notify the Trustee promptly if the Securities are listed on any stock exchange.

SECTION 704.      REPORTS BY COMPANY AND BELL ATLANTIC.

                  (a) Whether or not the Company or Bell Atlantic, or any successors thereof, is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, Bell Atlantic shall file with the Trustee, within 15 days after it is or would have been required to file the same with the Commission, annual and quarterly consolidated financial statements substantially equivalent to financial statements that would have been included in reports filed with the Commission if Bell Atlantic were subject to the requirements of
Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by Bell Atlantic's certified independent public accountants as such would be required in such reports to the Commission and, in each case, together with a management's discussion and analysis of results of operations and financial condition as such would be so required.

                  (b) For so long as the Securities are Registrable Securities, the Company will continue to provide to the Holders of the Securities and to prospective purchases of the Securities the information required by Rule 144A(d)(4) of the Securities Act.

                  (c) The Company shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations (including such information, documents and reports referred to in Section 314(a) of the Trust Indenture Act).

                  (d) The Company shall, within 15 days after the filing thereof with the Trustee, transmit by mail to all Holders in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (b) and (c) of this Section as is required and not prohibited by rules and regulations prescribed from time to time by the Commission.

                  (e) Each of the Company and Bell Atlantic will make available for inspection by the Trustee or any registered company auditor, defined by the Australian Corporations Law, appointed by the Trustee its complete accounting or other records.



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



                  (f) Each of the Company and Bell Atlantic will provide the Trustee with such information as required by the Trustee with respect to all matters relating to its accounting or other records.


                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

SECTION 801.      COMPANY MAY MERGE, CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  Neither the Company nor Bell Atlantic shall consolidate with or merge into any other Corporation, or convey, transfer or lease its properties and assets substantially as an entirety to any person, and neither the Company nor Bell Atlantic shall permit any Person to consolidate with or merge into the Company or Bell Atlantic or convey, transfer or lease its properties and assets substantially as an entirety to the Company or Bell Atlantic, unless:

                  (a) the Corporation formed by such consolidation or into which the Company or Bell Atlantic is merged or the Person to which the properties and assets of the Company or Bell Atlantic are transferred substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume the payment of the principal of, and premium, if any, and interest on, and the delivery of Exchange Property, or the cash value thereof, as the case may be, due with respect to the Securities and the performance of the other covenants under the Indenture and the Support Agreement, on the part of the Company or Bell Atlantic, as applicable;

                  (b) after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and

                  (c) if, as a result of such transaction, properties or assets of the Company would become subject to a Mortgage not permitted by Section 1006 of this Indenture without equally and ratably securing the Securities as provided therein, steps shall have been taken to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby pursuant to
Section 1006 of this Indenture.

SECTION 802.      SUCCESSOR SUBSTITUTED.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or merger or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, with the same effect as if such successor has been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture or the Securities, the predecessor shall be released from such assumed obligations and covenants under the Indenture and the Securities, as the case may be; PROVIDED that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.      SUPPLEMENTAL INDENTURES AND AGREEMENT WITHOUT CONSENT OF
                  HOLDERS.

                  Without the consent of any Holders, the Company, Bell Atlantic and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company or any obligor on the Securities and the assumption by any such successor of the covenants of the Company or obligor herein and in the Securities in accordance with Article VIII; or

                  (b) to add to the covenants of the Company or any other obligor on the Securities for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any other obligor on the Securities, as applicable, or in the Securities; or

                  (c)      to add any additional Events of Default;

                  (d) to cure any ambiguity, or to correct or supplement any provision herein or any supplemental indenture or the Securities which may be defective or inconsistent with any other provision herein or in the Securities or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided that, in each case, such provisions shall not adversely affect the interest of the Holders;

                  (e) to comply with the requirements of the Commission in order to effect to maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 905 or otherwise;

                  (f) to evidence and provide the acceptance of the appointment of a successor trustee hereunder;

                  (g) to secure the Securities pursuant to the requirements of
         Section 1006 or otherwise; or

                  (h) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only when there are no Securities Outstanding which are entitled to the benefit of such provision.


SECTION 902.      SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  Except as permitted by Section 901, with the consent of the Holders of at least a majority in aggregate principal amount at Maturity of the Outstanding Securities, by Act of said Holders delivered to the Company, Bell Atlantic and the Trustee, the Company and Bell Atlantic, when authorized by a Board Resolution, and the Trustee may (i) enter into an indenture or indentures supplemental heretofore the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture of the Securities (including, but not limited to, for the purpose of modifying in any manner the rights of the Holders under this Indenture or the Securities) or (ii) waive compliance with any provision in this Indenture or the Securities (other waivers of past Defaults covered by Section 513 and waivers of covenants which are covered by Section 1019); PROVIDED, HOWEVER, that no such supplemental indenture, agreement or installment or instrument shall, without the consent of the Holder of each Outstanding Security affected thereby:

                  (a) change the Stated Maturity of the principal of, or any installment of interest on (including Additional Amounts, if any), any Security, or reduce the principal amount thereof or the rate of interest thereon (including Additional Amounts, if any), or the amount of Exchange Property deliverable in exchange for the Securities, or any premium payable upon the redemption thereof, or change or the coin or currency in which any Security or any premium or the interest thereon (including Additional Amounts, if any), is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (b) reduce the percentage of the principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (c) modify any of the provisions of this Section, Section 513 or Section 1005, except to increase the percentage of Outstanding Securities requires for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                  (d) modify any provision of the Support Agreement adverse to the Holders of the Securities.

                  Upon the written request of the Company and Bell Atlantic accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and Bell Atlantic in the execution of such supplemental indenture.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.      EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this
Article IV or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through 315(b) of the Trust Indenture Act and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.      EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated or delivered hereunder shall be bound thereby.

SECTION 905.      CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.      REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.      NOTICE OF SUPPLEMENTAL INDENTURES.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001.     PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company shall duly and punctually pay the principal of, premium, if any, and interest on, and deliver Exchange Property, or the cash value thereof, as the case may be, due with respect to the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. TRUSTEE, TRANSFER AGENT, REGISTRAR, QUOTATION AGENT, PAYING AGENTS AND EXCHANGE AGENTS.

                  (a) The Trustee, acting through its Corporate Trust Offices in New York City, shall initially act as Registrar, and the Trustee, acting through its Corporate Trust Offices in New York City and London, shall initially act as Transfer Agent and Quotation Agent. The Company reserves the right to vary or terminate the appointment of the Registrar or of any Transfer Agent or the Quotation Agent or to appoint additional or other registrars or transfer agents or quotation agents or to approve any change in the office through which any Registrar or any Transfer Agent or any Quotation Agent acts, provided that there will at all times be a Registrar in New York City and a Transfer Agent in a Western European city and a Paying Agent, Transfer Agent and Exchange Agent having an office in Luxembourg for so long as the Securities are listed on the Luxembourg Stock Exchange. The Company hereby appoints The Chase Manhattan Bank as Principal Paying and Exchange Agent, Transfer Agent and Registrar. The Company hereby appoints The Chase Manhattan Bank Luxembourg S.A. as Luxembourg Paying and Exchange Agent, Transfer Agent and Registrar.

                  (b) Securities may be presented for exchange at the office of any Transfer Agent or at the office of the Registrar and Registered Securities may be presented for registration or transfer (with the form of transfer endorsed thereon duly executed), at the office of any Transfer Agent or any office of the Registrar, without service charge but upon payment of any taxes and other governmental charges as described in the Indenture. Any registration of transfer or exchange will be effected upon the Transfer Agent or the Registrar, as the case may be, being satisfied with the documents of title and identity of the person making the request and, with respect to the Registered Securities, upon registration of such transfer in the Security Register, and subject to such reasonable regulations as the Company may from time to time agree with the Transfer Agents and the Registrar. Registered Securities may be transferred in whole or in part in the amount of $1,000 or any integral multiple thereof. Upon presentation for exchange or transfer of any Security at the office of the Transfer Agent accompanied by a duly executed written instrument of exchange or transfer in a form approved by the Company, and upon completion of any certification required by the terms of this Indenture, or upon the partial redemption of any Security, such Security shall be exchanged, transferred or redeemed in part, as the case may be, and one or more new Securities shall be authenticated and issued in lieu thereof.

                  (c) The Trustee and certain of its affiliates shall initially act as Paying Agents and Exchange Agents. The Company may at any time terminate the appointment of any Paying Agent or Exchange Agent or appoint additional or other Paying Agents and Exchange Agents, provided that until the Securities have been delivered to the Trustee for cancellation, or money sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company as provided in the Indenture, it will maintain an office or agency in New York City for payments with respect to Registered Securities and for surrender of Securities for exchange, and in a Western European city and a New Zealand city for payment with respect to the Securities and for the surrender of Securities for exchange. Notice of any such termination or appointment and of any change in the office through which any Paying Agent or Exchange Agent will act will be given in accordance with Subsection (d) below.

                  (d) Notice to holders of Securities will be given in accordance with Section 105.

SECTION 1003.     MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

                  If the Company or any of its Affiliates, shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to so act.

                  If the Company or any of its Affiliates is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

                  If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest on, or delivery of any Exchange Property with respect to, the Securities;

                  (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by a Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, and premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, without interest and until such amount must be remitted to the state under escheat or similar laws, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that (i) the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each business day and of general circulation in the Borough of Manhattan, the City and State of New York, or mailed to each such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company, and (ii) all such amounts payable in respect of Bearer Securities shall be payable only outside the United States within the meaning of Section 1.163-5(c)(2)(v) of the Treasury Regulations.

SECTION 1004.     CORPORATE EXISTENCE.

                  (a) Subject to Article VIII, each of the Company and Bell Atlantic shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and related rights and franchise (charter and statutory); PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors of each of the Company and Bell Atlantic shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company of Bell Atlantic.

                  (b) Each of the Company and Bell Atlantic shall strive to carry on and conduct its business in a proper and efficient manner.

SECTION 1005.     PAYMENT OF ADDITIONAL AMOUNTS.

                  The Company shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the Holder of any Security or of any coupon appertaining thereto who is a United States Alien as may be necessary in order that every net payment of the principal of, premium, if any, and interest (including original issue discount) on such Security and any other amounts payable on such Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in such Security or coupon to be then due and payable.

                  The Company shall not, however, be required to make any payment of Additional Amounts to any such Holder for or on account of:

                  (a) any such tax assessment or other governmental charge that would not have been so imposed but for:

                           (i) the existence of any present or former connection
                  between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or presence therein or having, or having had, a permanent establishment therein or;

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                           (ii) the presentation by the Holder of any such
                  Security or coupon for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or similar tax, assessment or governmental charge;

                  (c) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of any Security;

                  (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, any Security, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                  (g) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect subsidiary of the Company; or

                  (h)  any combination of (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on a Security to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

SECTION 1006.     LIENS ON ASSETS.

                  If at any time the Company mortgages, pledges or otherwise subjects to any Mortgage the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this
Section 1006, the Company will secure the Outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such Mortgage, pledge or lien, for as long as any such indebtedness or obligation is so secured. The foregoing covenant does not apply to the creation, extension, renewal or refunding of purchase-money Mortgages or liens or other Mortgages to which any property or asset acquired by the Company is subject as of the date of its acquisition by the Company, or to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefit of any law relating to workers' compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before it. Nothing contained in this Indenture prevents an Affiliate of the Company, including without limitation Bell Atlantic, from mortgaging, pledging or subjecting to any lien or Mortgage any property or assets, whether or not acquired by such Affiliate from the Company.

SECTION 1007.     DISAFFILIATION OF BELL ATLANTIC FROM TCNZ.

                  (a) Not later than June 1, 1999, Bell Atlantic will take such actions as are sufficient to cause Bell Atlantic to cease to be an affiliate of TCNZ (as such term is defined in Rule 144 under the Securities Act) and will obtain an Opinion of Counsel experienced in such matters to such effect; unless on or prior to such date TCNZ shall have (i) entered into a registration rights agreement (the "TCNZ Registration Rights Agreement") with the Company and Bell Atlantic, in customary form and, subject to paragraph (b) of this Section 1007, with reasonable terms as determined by an internationally recognized investment bank to be selected by Bell Atlantic and SBC Warburg Dillon Read, or any successor thereto, requiring TCNZ to use its best efforts to cause to become effective by such date a U.S. "shelf" registration statement for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (a "TCNZ Resale Shelf") with respect to (a) to the extent permissible under applicable law, any offer, arising on resale of the Securities, of the TCNZ Ordinary Shares deliverable upon exchange of the Securities arising upon resale of the Securities, (b) if permissible, the delivery, upon exchange of the Securities, of TCNZ Ordinary Shares to certain exchanging holders of Securities, and (c) if necessary, the resale of TCNZ Ordinary Shares received upon exchange of Securities, and (ii) caused the TCNZ Resale Shelf to be declared effective on or prior to such date.

                  (b) The TCNZ Registration Rights Agreement shall provide that TCNZ will not be permitted to suspend the use of any Prospectus that is part of the TCNZ Resale Shelf for any period in excess of 90 days (whether or not consecutive) in any 12-month period.

SECTION 1008.     STATEMENT BY OFFICER AS TO DEFAULT.

                  (a) The Company will deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by an executive officer of the Company, who shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, as to compliance with this Indenture, including whether or not, after a review of the activities of the Company during such year and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all of its respective obligations and is in compliance with all conditions and covenants under this Indenture throughout such year and, if there has been a Default, specifying each Default and the nature and status thereof and any actions being taken by the Company with respect thereto.

                  (b) When any Default or Event of Default has occurred and is continuing, the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission a written notice specifying such Default or Event of Default, the status thereof and what actions the Company is taking or proposes to take with respect thereto, within 10 Business Days of becoming aware of its occurrence.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

SECTION 1101.     RIGHTS OF REDEMPTION.

                  The Securities are subject to redemption (other than a redemption described in Article Twelve) at any time on or after April 1, 2001, at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice of redemption given as described in Sections 105, 106 and 1105 to Holders of Securities during the period from April 1, 2001 to March 31, 2002 at a Redemption Price equal to 102.3% of the principal amount thereof and thereafter and prior to the Maturity Date at 101.15%, (subject to the rights of Holders of record on relevant Regular Record Dates, and Holders of Bearer Securities upon presentation of coupons appertaining thereto, to receive interest due on relevant Interest Payment Dates).

                  The Company may elect, in connection with a redemption of the Securities or the Maturity of the Securities, to satisfy its obligations to Holders who elect to exchange their Securities for TCNZ Ordinary Shares by cash payment of the Average Market Value Amount. If the Company makes such an election, Holders of Securities will no longer be entitled to receive TCNZ Ordinary Shares in exchange for the Securities called for redemption.

                  The Company may make such an election, in respect of any Securities to be redeemed on a Redemption Date or repaid at Stated Maturity, by giving an irrevocable notice thereof to the Holders not later than the 35th Trading Day prior to such Redemption Date or Stated Maturity, in which case the Company will be obligated to pay the Average Market Value Amount in respect of all Securities to be redeemed or repaid on such Redemption Date or Stated Maturity to Holders who elect to exchange their Securities for TCNZ Ordinary Shares.

SECTION 1102.     APPLICABILITY OF ARTICLE.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article XI.

SECTION 1103.     ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.     SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

                  If less than all the Securities are to be redeemed (other than a redemption described in Article XII), the particular Securities to be redeemed shall be selected by the Trustee, from the Outstanding Securities, either by lot, pro rata or by such method as the Trustee shall deem fair and appropriate. The amounts to be redeemed shall be equal to $1,000 principal amount at maturity or any integral multiple thereof. If a portion of a Holder's Securities is selected for partial redemption and such Holder exchanges a portion of such Securities prior to such redemption, such exchanged portion shall be deemed, solely for purposes of determining the aggregate principal amount at maturity of Securities to be redeemed by the Company, to be of the portion selected for redemption.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 1105.     NOTICE OF REDEMPTION.

                  All notices of redemption (given in accordance with Sections 105 and 106) shall state:

                  (a)      the Redemption Date;

                  (b) the Redemption Price, including the aggregate number or amount of each type of Exchange Property and cash to be delivered to a Holder upon exchange should such Holder elect to exchange Securities prior to the relevant Redemption Date;

                  (c) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (d) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion will be issued;

                  (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, or portion thereof, to be redeemed and that interest thereon will cease to accrue on and after said date;

                  (g) the names and addresses of the Paying Agent and the offices or agencies referred to in Section 1002 where such Securities are to be surrendered for payment of the Redemption Price;

                  (h) the CUSIP number, if any, relating to such Securities; and

                  (i) the procedures that a Holder must follow to surrender the Securities to be redeemed.

                  The notice, if given in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security. Any such redemption must be in integral multiples of $1,000 principal amount at Maturity.

SECTION 1106.     DEPOSIT OF REDEMPTION PRICE.

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date), accrued interest on, all the Securities which are to be redeemed on that date. The Paying Agent shall promptly mail or deliver to Holders of Securities so redeemed payment in an amount equal to the Redemption Price of the Securities purchased from each such Holder. All money, if any, earned on funds held in trust by the Trustee or any Paying Agent shall be remitted to the Company.

SECTION 1107.     SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Holders will be required to surrender the Securities to be redeemed to the Paying Agent at the address specified in the notice of redemption at least one Business Day prior to the Redemption Date. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest hereunder shall be subject to the terms and the provisions of Section 307.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

SECTION 1108.     SECURITIES REDEEMED IN PART.

                  Any Security which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar or the Trustee, as the case may be, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed or purchased.

                                 ARTICLE TWELVE

                                 TAX REDEMPTION

SECTION 1201.      TAX REDEMPTION OF ALL SECURITIES.

                  The Securities may be redeemed in whole, or in part, at the option of the Company upon giving notice of redemption as described below, upon the occurrence of a Tax Event (as defined below):

                  (a) at any time prior to September 1, 1999 at a redemption price (the "Early Tax Redemption Price") equal to 100% of the principal amount thereof plus an amount in cash equal to the excess, if any, of the Market Price as of the date fixed for redemption of the number of TCNZ Ordinary Shares (or the number or amount of each type of other Exchange Property) that would be deliverable upon exchange of such Securities were such Securities exchangeable at such time over 100% of the principal amount thereof; and

                  (b) at any time on or after September 1, 1999 at a redemption price (the "Tax Redemption Price") equal to 100% of the principal amount of such Securities, in each case together with accrued interest to the date fixed for redemption.

                  A "Tax Event" shall be deemed to have occurred if the Company determines that, as a result of any change in or amendment to the laws (or any regulations, rulings or notices promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date of the Offering Memorandum, or as a result of the TCNZ Ordinary Shares or the ADRs no longer being, or the Exchange Property not being, actively traded within the meaning of Section 871(h)(4)(C)(v)(I) of the Code, in connection with the issuance of such Securities the Company has or will become obligated to pay Additional Amounts with respect to such Securities as described in Section 1005.

                  Prior to the giving of any notice of redemption pursuant to this Section, the Company shall deliver to the Trustee (i) a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred (the date on which such certificate is delivered to the Trustee is the "Redemption Determination Date"), and (ii) an Opinion of Independent Counsel to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of such Securities were then due.

                  Notice of tax redemption pursuant to this Section will be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable Redemption Price will be specified in the notice. Such notice will be given pursuant to Section 105 and 106.

                  If any date fixed for redemption is a date prior to the expiration of the Restricted Period, definitive Bearer Securities will be issuable on and after such Redemption Date as if such Redemption Date had occurred on the date of expiration of the Restricted Period, subject to receipt of Ownership Certificates, delivery of which is a condition to delivery of definitive Bearer Securities.

SECTION 1202.              TAX REDEMPTION OF BEARER SECURITIES.

                  (a) If the Company shall determine that any payment made outside the United States by the Company or any Paying Agent of principal, premium, if any, or interest (including original issue discount) due in respect of any Bearer Security or coupon appurtenant thereto would, under any present or future laws or regulations of the United States, be subject to any certification, identification or other information reporting requirement of any kind, the effect of which is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or coupon who is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the company or any Paying Agent (i) directly to the beneficial owner or
(ii) to a custodian, nominee or other agent of the beneficial owner, (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien; provided that in each case referred to in clauses (a)(ii) and (b) payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement, or (c) is imposed as a result of presentation of such Bearer Security or coupon for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), the Company shall redeem the Bearer Securities, as a whole, at a Redemption Price equal to the Early Tax Redemption Price or the Tax Redemption Price, as applicable, or, at the election of the Company if the conditions of Subsection 1202(b) are satisfied, pay the additional amounts specified in such Subsection. The Company shall make such determination and election as soon as practicable and publish prompt notice thereof (the "Determination Notice") stating the effective date of such certification, identification or other information reporting requirements, whether the Company will redeem the Bearer Securities or has elected to pay the additional amounts specified in Subsection 1202(b), and (if applicable) the last date by which the redemption of the Bearer Securities must take place, as provided in the next sentence. If the Company redeems the Bearer Securities, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall elect by notice to the Trustee at least 60 days prior to the date fixed for redemption. Notice of such tax redemption of the Bearer Securities will be given to the Holders of the Bearer Securities not more than 60 nor less than 30 days prior to the date fixed for redemption. Such redemption notice shall include a statement as to the last date by which the Bearer Securities to be redeemed may be exchanged for Registered Securities. Notwithstanding the foregoing, the Company shall not so redeem the Bearer Securities if the Company agrees to pay the additional amounts specified in Subsection 1202(b) or shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such certification, identification or other information reporting requirement, in which case the Company shall publish prompt notice of such determination and any earlier redemption notice shall be revoked and of no further effect. The right of the holders of Bearer Securities called for redemption pursuant to this Subsection 1202(a) to exchange Bearer Securities for Registered Securities will terminate at the close of business of the Principal Paying Agent on the fifteenth day prior to the date fixed for redemption, and no further exchanges of Bearer Securities for Registered Securities shall be permitted. In the event the Securities are called for redemption pursuant to this Subsection 1202(a), the exchange rights of holders whose Securities are subject to such redemption shall terminate at the close of business on the Business Day preceding the Redemption Date.

                  (b) If and so long as the certification, identification or other information reporting requirements referred to in Subsection 1202(a) would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional amounts such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirements by the Company or any Paying Agent of principal, premium, if any, or interest due (including original issue discount) in respect of any Bearer Security or any coupon appurtenant thereto of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identify of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority, with respect to the payment of such additional amounts), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that would not be applicable in the circumstances referred to in the third parenthetical clause of the first sentence of Subsection 1202(a)) will not be less than the amount provided for in such Bearer Security or coupon to be then due and payable. In the event the Company elects to pay any additional amounts pursuant to this Subsection 1202(b), the Company shall have the right to redeem the Bearer Securities as a whole at any time pursuant to the applicable provisions of Subsection 1202(a) and the Redemption Price of such Bearer Securities will not be reduced for applicable withholding taxes. If the Company elects to pay additional amounts pursuant to this Subsection 1202(b) and the condition specified in the first sentence of this Subsection 1202(b) should no longer be satisfied, then the Company will redeem the Bearer Securities as a whole, pursuant to the applicable provisions of Subsection 1202(a).

                  (c) In the event the Bearer Securities are called for redemption pursuant to the provisions of this Article Twelve, no additional Bearer Securities will be issued by the Company.

                                ARTICLE THIRTEEN

                             EXCHANGE OF SECURITIES

SECTION 1301.     EXCHANGE RIGHTS AT THE OPTION OF THE HOLDER.

                  At the option of the Holder, the Securities are exchangeable for TCNZ Ordinary Shares or other Exchange Property (as defined herein) at any time or from time to time on or after September 1, 1999 and prior to the close of business on April 1, 2003, unless previously redeemed at the Redemption Prices set forth herein, at the Exchange Ratio, subject to adjustment under the circumstances described in Section 1303 and subject to the Company's right to pay exchanging Holders cash in lieu of Exchange Property under the circumstances described below or in Section 1101. Holders of Securities have no rights in respect of the TCNZ Ordinary Shares or other Exchange Property, as the case may be, unless and until the Securities are exchanged for TCNZ Ordinary Shares or other Exchange Property.

                  In lieu of delivering TCNZ Ordinary Shares or other Exchange Property in exchange for any Securities, beginning on or after September 1, 1999 and prior to the close of business on April 1, 2003, unless the Company shall have previously elected in connection with a call for redemption or at maturity to pay in cash the Average Market Value Amount upon any exchange prior to the applicable Redemption Date or at Maturity (provided that in the case of a redemption in part, only until such redemption in part is completed), the Company may elect to make a cash settlement (the "Cash Settlement Option") in respect of any Security surrendered for exchange by delivering notice thereof to the tendering Holder not more than five Trading Days after such Security is surrendered for exchange. Such cash settlement shall be in an amount per $1,000 principal amount of Securities delivered for exchange equal to the Market Price as of the second Trading Day after delivery of such notice to such Holder of the TCNZ Ordinary Shares (or the number or amount of each type of other Exchange Property) that would be deliverable upon exchange of such Securities were such Securities exchanged at such time. The Company will pay such cash settlement amount in United States dollars as promptly as practicable (but in no event later than the tenth business day); after completion of the five Trading Day period used to determine such Market Price.

SECTION 1302.     METHOD OF EXCHANGE.

                  Securities may be surrendered for exchange, subject to any applicable laws and regulations, at the office of any Exchange Agent located outside the United States. In addition, Rule 144A Securities may be surrendered for exchange at the Corporate Trust Office of the Trustee in New York City. Securities surrendered for exchange must be accompanied by appropriate notices (including a duly signed and completed notice of exchange, copies of which may be obtained at the office of the Principal Paying Agent, any Exchange Agent and the Paying Agent in Luxembourg), any unmatured coupons and any payments in respect of interest or taxes as applicable. Unless Bell Atlantic shall have disaffiliated from TCNZ on or prior to June 1,

1999 (and shall not thereafter have become an affiliate of TCNZ), each notice of exchange must include either (i) a representation by or on behalf of the beneficial owner of the Securities covered thereby, substantially in the form of Exhibit H hereto, to the effect that the person exchanging the Securities is a non-U.S. person acquiring the Exchange Property to be delivered on exchange of such Securities in an offshore transaction exempt from registration under the Securities Act pursuant to Regulation S thereunder or (ii) a written opinion of counsel to the effect that the Securities and the Exchange Property delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

                  A notice of exchange once given shall be irrevocable and may not be withdrawn without the consent in writing of the Company. The Company, the Trustee or the Exchange Agent on its behalf, may reject any incomplete or incorrect notice of exchange. All costs and expenses incurred or caused by an incomplete or incorrect notice of exchange shall be for the account of the relevant Holder of Securities. Unless the Company has elected the Cash Settlement Option, as promptly as practicable (but in no event later than the tenth business day) after the exchange date, the Company shall deliver or cause to be delivered at the office of such Exchange Agent or Trustee, as the case may be, TCNZ Ordinary Shares or other Exchange Property, as the case may be, issuable upon exchange, together with payment in cash in lieu of any fractional security.

                  No payment or adjustment will be made on exchange of any Security for interest accrued thereon or dividends on any TCNZ Ordinary Shares; provided that, subject to the next sentence, if a Security is surrendered for exchange after the Regular Record Date for any interest payment and before the Interest Payment Date, then notwithstanding such exchange, the interest falling due on such Interest Payment Date will be paid to the person in whose name the Security is registered at the close of business on such Regular Record Date. Any Security surrendered for exchange during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities or portions thereof called for redemption on a Redemption Date within such period) must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Securities being surrendered for exchange. The interest payable on any Interest Payment Date with respect to any Security which has been called for redemption on a Redemption Date, occurring during that period from the close of business on the Regular Record Date next preceding such Interest Payment Date to the opening of business on such Interest Payment Date, which Security is surrendered for exchange during such period, shall be paid upon exchange to the Holder in an amount equal to the interest that would have been payable on the portion of such Security that is being called for redemption and is being exchanged if such portion had been exchanged as of the close of business on such Interest Payment Date. The interest so payable on any Interest Payment Date in respect of any Security (or portion thereof, as the case may be), which has not been called for redemption on a Redemption Date occurring during the period from the close of business on the Regular Record Date next preceding such Interest Payment Date to the opening of business on such Interest Payment Date, which Security (or portion thereof, as the case may be) is surrendered for exchange during such period, shall be paid to the Holder of such Security as of such Regular Record Date. In the event the Securities are called for redemption, the exchange rights will terminate at the close of business on the Business Day preceding the Redemption Date.

                  As a result of the foregoing provisions, Holders that surrender Securities for exchange on a date that is not an Interest Payment Date will not receive any interest for the period from the Interest Payment Date next preceding the date of exchange to the date of exchange or for any later period, even if the Securities are surrendered after a notice of redemption has been given (except for the payment of interest on Securities called for redemption on a Redemption Date between a Regular Record Date and the Interest Payment Date to which it relates, as provided above). No other payment or adjustment for interest, or for any dividends in respect to TCNZ Ordinary Shares, will be made upon exchange. Holders of TCNZ Ordinary Shares issued upon exchange will not be entitled to receive any dividends payable to holders of TCNZ Ordinary Shares as of any record date before the close of business on the exchange date. No fractional shares will be issued upon exchange, but the Company will pay cash in lieu thereof.

SECTION 1303.      ADJUSTMENT EVENTS.

                   The Exchange Ratio per $1,000 principal amount of Securities will be 178.0369 multiplied by the aggregate number or amount of each type of Exchange Property.

                  Notice of an Adjustment Event will be given to Holders in the manner specified in Sections 105 and 106.

                  In the case of any tender or exchange offer for Exchange Property of a particular type, Exchange Property shall be deemed to include the amount of cash or other property paid by the offeror in the tender or exchange offer and actually received by Bell Atlantic (directly or through its subsidiaries), with respect to such Exchange Property in an amount determined on the basis of the amount of such cash or other property; provided that, Bell Atlantic (or its subsidiaries) shall not be obligated to exchange, on a voluntary basis, any Exchange Property for cash, securities or other property.

                  If cash is received, or deemed received, from time to time in respect of any Exchange Property (excluding cash dividends and other distributions other than Extraordinary Cash Dividends), the amount of such cash at any date of determination of the value of property received shall be increased by an amount per annum equal to the yield on the then-prevailing 3-month U.S. treasury bill as determined by the Quotation Agent on such cash between the date of receipt or deemed receipt of such property and the earliest of the exchange date, Redemption Date or date of Maturity with respect to which such determination is to be made.

                  If TCNZ or any TCNZ Successor distributes to all holders of a particular type of Exchange Property rights or warrants to subscribe for or purchase any of its securities and the expiration date of such rights and warrants precedes the maturity date or earlier Redemption Date of the Securities, then Exchange Property shall be deemed to include an amount in cash equal to the Market Price as of the Trading Day immediately preceding such expiration date of the portion of such rights or warrants relating to the Exchange Property, whether or not Bell Atlantic (directly or through its subsidiaries) exercises such rights or warrants; PROVIDED, that if Bell Atlantic (directly or through its subsidiaries) sells, transfers or otherwise disposes of such rights or warrants for fair market value prior to such expiration date, Exchange Property shall instead be deemed to include the amount of cash or other property received in consideration of such sale, transfer or disposition.

                  Holders of Securities will be responsible for the payment of any and all brokerage costs upon the subsequent sale of Exchange Property deliverable upon exchange of such Securities.


                                ARTICLE FOURTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 1401.     EXEMPTION FROM INDIVIDUAL LIABILITY.

                  No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or Bell Atlantic in this Indenture or in any supplemental indenture, or in the Support Agreement or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or Bell Atlantic or of any successor corporation, either directly or through the Company or Bell Atlantic or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.


                                 ARTICLE FIFTEEN

                                HOLDER'S MEETINGS

SECTION 1501.     PURPOSES OF MEETINGS.

                  A meeting of Holders of Securities may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

                  (a) to give any notice to the Company, to Bell Atlantic or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 104;

                  (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article 610;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902;

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of Securities under any other provision of this Indenture or the Support Agreement or under applicable law;

                  (e) to consider the accounts and balance sheet that were presented to the last preceding annual general meeting of the Company; or

                  (f) to give the Trustee direction in relation to the exercise by the Trustee of its powers.

SECTION 1502.     CALL OF MEETINGS BY TRUSTEE.

                  The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Sections 1501(a) through (d) to be held at such time and at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in Section 106. Such notice shall be given not less than 20 nor more than 90 days prior to the data fixed for the meeting. Notice to Holders of Bearer Securities shall be provided in accordance with Section 106.

SECTION 1503.     CALL OF MEETINGS BY COMPANY.

                  The Company must, on the delivery to its registered office in Australia of an application by the Holders of not less than 10% in aggregate principal amount at Maturity of the Outstanding Securities, call a meeting of Holders of Securities to take any actions specified in Sections 1501 (e) or (f) to be held at such time and at such place in the Borough of Manhattan, the City of New York, as the Company shall determine and may call such meeting by giving notice thereof as provided in Section 106. Such meeting shall be presided over by a person nominated by the Trustee or, if the Trustee does not nominate a person to preside at the meeting, by a person appointed for that purpose by the Holders of Securities present at the meeting.

SECTION 1504.     CALL OF MEETINGS BY COMPANY OR BELL ATLANTIC.

                  In case at any time the Company or Bell Atlantic, pursuant to a Board Resolution, shall have requested the Trustee to call a meeting of Holders of Securities, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or Bell Atlantic may determine the time and the place in the Borough of Manhattan, the City of New York for such meeting and may call such meeting to take any action authorized in Section 1501, by giving notice thereof as provided in Section 106.

SECTION 1505.     QUALIFICATIONS FOR VOTING.

                  To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more Securities with respect to which such meeting is being held or (b) be a Person appointed by an instrument in writing as proxy by such a Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representative of the Trustee and its counsel and any representatives of the Company and Bell Atlantic and their counsel.

SECTION 1506.     REGULATIONS.

                  Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or Bell Atlantic or as provided in Section 1504, in which case the Company or Bell Atlantic, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be selected by a majority vote of the meeting.

                  Subject to the provision of Section 1507, at any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by such Holder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by the chairman or instruments in writing as aforesaid duly designating him as the

Person to vote on behalf of other Holders. At any meeting of Holders with respect to which such meeting is being held the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes as though a quorum had been present. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 1507.     VOTING.

                  The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Sections 106 and 1502. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1508.     NO DELAY OF RIGHTS BY MEETING.

                  Nothing contained in this Article Fifteen shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture, or of the Securities or of the Support Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.



[SEAL]                                   BELL ATLANTIC FINANCIAL SERVICES, INC.

ATTEST:

                                         By: /S/     JANET M. GARRITY
                                             ----------------------------------
                                             Name: Janet M. Garrity
                                             Title:   President and Treasurer

By:  /S/  R.E. DOMBROWSKI, JR.
     --------------------------
     Title: Assistant Secretary


[SEAL]                                 BELL ATLANTIC CORPORATION

ATTEST:

                                       By: /S/  ELLEN C. WOLF
                                           ----------------------------------
                                           Name:  Ellen C. Wolf
                                           Title:    Vice President - Treasurer

By:  /S/ ROBERT W. ERB
     --------------------------
     Title: Assistant Secretary


[SEAL]                                 THE CHASE MANHATTAN BANK

ATTEST:

                                       By: /S/ SHEIK WILTSHIRE
                                           ----------------------------------
                                           Name: Sheik Wiltshire
                                           Title:   Second Vice President

By:  /S/  GEMMEL RICHARDS
     --------------------------
     Title:  Trust Officer

STATE OF DELAWARE                   )
                                    )        SS.:
COUNTY OF NEW CASTLE                )


                  On the 26th day of February, 1998, before me personally came Janet M. Garrity, to me known, who, being by me duly sworn, did depose and say that she resides at 1511 Dorchester Road, Havertown, Pennsylvania, that she is the President and Treasurer of BELL ATLANTIC FINANCIAL SERVICES, INC., one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


[SEAL]                                       /S/ PHYLLIS A. ADAMS
                                             ------------------------
                                             Notary Public



STATE OF NEW YORK                   )
                                    )        SS.:
COUNTY OF NEW  YORK                 )

                  On the 26th day of February, 1998, before me personally came Ellen C. Wolf, to me known, who, being by me duly sworn, did depose and say that he/she resides at Voorhees, New Jersey, that he/she is the Treasurer of BELL ATLANTIC CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[SEAL]                                       /S/ ROBERT ERB
                                             ------------------------
                                             Notary Public

STATE OF NEW YORK                           )
                                            )        SS.:
COUNTY OF NEW YORK                          )


                  On the 26th day of February, 1998, before me personally came Sheik Wiltshire, to me known, who, being by me duly sworn, did depose and say that he/she resides at 450 West 33rd Street, that he/she is a Second Vice President of THE CHASE MANHATTAN BANK, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[SEAL]                                       /S/  ANNABELLE DELUCA
                                             ---------------------
                                             Notary Public

                                                                       EXHIBIT A

                                                                       EXHIBIT A


                                SUPPORT AGREEMENT
                                     BETWEEN
                            BELL ATLANTIC CORPORATION
                                       AND
                     BELL ATLANTIC FINANCIAL SERVICES, INC.

         This Agreement, made and entered into as of February 1, 1998, by and between Bell Atlantic Corporation, a Delaware corporation ("Parent"), and Bell Atlantic Financial Services, Inc., a Delaware corporation ("Subsidiary").


                                   WITNESSETH

         WHEREAS, Parent is directly or indirectly the owner of 100% of the outstanding common stock of Subsidiary; and

         WHEREAS, Subsidiary intends to issue $2,500,000,000 aggregate principal amount of Senior Exchangeable Notes due 2003 (the "Debt"), thereby incurring indebtedness to parties other than Parent and its affiliates; and

         WHEREAS, Parent and Subsidiary desire to take certain actions to enhance and maintain the financial condition of Subsidiary as hereinafter set forth in order to facilitate the issuance of such Debt;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows

         1. STOCK OWNERSHIP. During the term of this Agreement, Parent will own directly or indirectly all of the voting capital stock of Subsidiary now or hereafter issued and outstanding.

         2. NET WORTH. During the term of this Agreement, Parent shall cause Subsidiary to maintain at all times a positive tangible net worth, as determined in accordance with generally accepted accounting principles.

         3. LIQUIDITY PROVISION. If, during the term of this Agreement, Subsidiary requires funds to make timely payment of interest, principal or premium, if any, on any Debt or to acquire and deliver property on exchange of the Debt, and such funds are not obtainable by Subsidiary from other sources on commercially reasonable terms, Parent shall provide to Subsidiary, at its request, such funds either as equity or as a loan, at Parent's option, to assure that the Subsidiary will be able to pay such principal, interest and premium, if any, or acquire and deliver such property on exchange, when due. If such funds are advanced to Subsidiary as a loan, such loan shall be on such terms and conditions, including maturity and rate of interest, as Parent and Subsidiary shall agree. Notwithstanding the foregoing, any such loan shall be subordinated in all respects to any and all Debt, whether or not such Debt is outstanding at the time of such loan.

         4. WAIVERS. Parent hereby waives any failure or delay on the part of Subsidiary in asserting or enforcing any of its right or in making any claims or demands hereunder.

         5. RIGHTS OF LENDERS. Except as may be provided in that certain Indenture, dated as of February 26, 1998, among Parent, Subsidiary, and The Chase Manhattan Bank, as Trustee (the "Indenture"), any Lender (defined below) shall have the right to proceed directly against Parent without first proceeding against Subsidiary to enforce Subsidiary's rights under paragraph 1, 2 and 3 of this Agreement or to obtain payment of any defaulted, interest, principal or premium owed to such Lender, or, in the case of a default in an obligation to deliver property, the cash value of such property. However, in no event may any Lender, on default by Parent or Subsidiary under the terms of the Indenture, or upon failure to comply with this Agreement by Parent or Subsidiary, have recourse to or against the stock or assets of Bell Atlantic - Delaware, Inc., Bell Atlantic - New Jersey, Inc., Bell Atlantic - Washington, D.C., Inc., Bell Atlantic - Maryland, Inc., Bell Atlantic - Virginia, Inc., Bell Atlantic - West Virginia, Inc., New England Telephone and Telegraph Company, New York Telephone Company or Telecom Corporation of New Zealand Limited (or any other operating telephone company which may at the time be owned directly or indirectly by Parent). The Term "Lender," as used in this Agreement, shall mean any Person, firm or corporation to which Subsidiary is indebted for the Debt or which is acting as trustee or authorized representative with respect to the Debt on behalf of such person, firm or corporation.

         6. TERMINATION; AMENDMENT. This Agreement may be modified or amended in a manner that adversely affects the right of the holders of Debt only if all Lenders consent in advance and in writing to such modification or amendment. No modification or amendment to this Agreement relating to the provisions set forth in paragraphs 1, 2, 3 and 5 or this sentence shall be made unless Subsidiary applies to the Securities and Exchange Commission for an amended order relating to such modification or amendment, and the Commission grants such amended order. This Agreement may be terminated by either Parent or Subsidiary by notice to the other party, provided that such termination shall be effective only after the 91st day after all outstanding Debt issued by the Subsidiary is paid in full.

         7. NOTICES. Any notice, instruction, request, consent, demand or other communication required or contemplated by this Agreement to be in writing, shall be given or made or communicated by United States first class mail, addressed as follows

If to Parent:              Bell Atlantic Corporation
                           1095 Avenue of the Americas
                           New York, New York  10036

                           Attention:  Vice President - Treasurer

If to Subsidiary:          Bell Atlantic Financial Services, Inc.
                           3900 Washington Street, 2nd Floor
                           Wilmington, DE  19802

                           Attention:  President and Treasurer

         8. SUCCESSORS. The covenants, representations, warranties and agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, Parent and its successors, Subsidiary and its successors and Lenders from time to time.

         9. GOVERNING LAW; COUNTERPARTS. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. This instrument may be executed in counterparts and the executed counterparts shall together constitute one instrument.

         IN WITNESS WHEREOF, the parties have set their hands and affixed their corporate seals as of the day and year first above written.

ATTEST:                             BELL ATLANTIC CORPORATION


By:        /S/JANE F. LUDLOW        By:      /S/ELLEN C. WOLF
   -------------------------------     ------------------------------------
   Jane F. Ludlow                      Ellen C. Wolf
   Assistant Secretary                 Vice President - Treasurer


(SEAL)


ATTEST:                             BELL ATLANTIC FINANCIAL SERVICES, INC.


By:       /S/BRENDA K. STANTON      By:      /S/JANET M. GARRITY
   -------------------------------     ------------------------------------
      Brenda K. Stanton                           Janet M. Garrity
      Assistant Secretary                         President and Treasurer


(SEAL)

                                                                       EXHIBIT B

                                                                       EXHIBIT B

                       [FORM OF RULE 144A GLOBAL SECURITY]



THIS SECURITY IS A RULE 144A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 305 AND 306 OF THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY ANY AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) ACKNOWLEDGES THAT, UNLESS BELL ATLANTIC CORPORATION SHALL HAVE CEASED TO BE AN "AFFILIATE" (AS SUCH TERM IS DEFINED UNDER RULE 144 UNDER THE SECURITIES ACT) OF TELECOM CORPORATION OF NEW ZEALAND LIMITED ("TCNZ") ON OR PRIOR TO JUNE 1, 1999 (AND SHALL NOT HAVE THEREAFTER BECOME AN AFFILIATE OF TCNZ), ANY EXCHANGE OF THE SECURITIES REPRESENTED HEREBY FOR ORDINARY SHARES OF TCNZ SHALL BE MADE ONLY:
(A) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT; (B) PURSUANT TO A REGISTRATION STATEMENT DECLARED EFFECTIVE UNDER THE SECURITIES ACT TO A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY EITHER (X) PRIOR TO SEPTEMBER 1, 1998 AND HAS HELD THE SECURITIES REPRESENTED HEREBY CONTINUOUSLY SINCE SUCH DATE OF ACQUISITION OR (Y) PURSUANT TO A REGISTRATION STATEMENT OR REGISTRATION STATEMENTS, DECLARED EFFECTIVE UNDER THE SECURITIES ACT, REGISTERING THE RESALE OF THE SECURITIES REPRESENTED HEREBY AND ANY OFFER OF ORDINARY SHARES OF TCNZ ARISING UPON RESALE OF THE SECURITIES REPRESENTED HEREBY (OR IN A TRANSFER FROM A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY IN THE MANNER SET FORTH IN THIS CLAUSE (Y) OR FROM ANY TRANSFEREE OR SUBSEQUENT TRANSFEREES OF SUCH HOLDER); OR
(C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN RELIANCE ON REGULATION S (OR ANY SUCCESSOR PROVISION) UNDER THE SECURITIES ACT, AS SUCH REGULATION MAY BE IN EFFECT AND APPLICABLE AS OF THE TIME OF SUCH EXCHANGE; (3) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIODS APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES EXCEPT (A) TO THE ISSUER OF SUCH SECURITY OR SECURITIES OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITIES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), TOGETHER

WITH SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE 3(E) ABOVE. AS USED HEREIN THE TERMS "OFF-SHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


THE RIGHTS ATTACHING TO THIS RULE 144A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE), AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR PHYSICAL SECURITIES, ARE SPECIFIED IN THE INDENTURE.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY UPON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.







                     BELL ATLANTIC FINANCIAL SERVICES, INC.
                         ------------------------------

                    5.75% SENIOR EXCHANGEABLE NOTES DUE 2003

                                CUSIP NO.________

No._____

         Bell Atlantic Financial Services, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum set forth on the table attached as Schedule A hereto on April 1, 2003, at the office or agency of the Company referred to below, and to pay interest thereon from February 26, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 of each year, commencing October 1, 1998 at the rate of 5.75% per annum, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Holder of this Security is entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") among the Company, Bell Atlantic and the Managers, dated as of February 26, 1998.

         The Holder of this Security is entitled to the benefits of the Support Agreement dated as of February 1, 1998, between the Company and Bell Atlantic, pursuant to which Bell Atlantic has agreed to support the Company's obligations as to payment of principal, premium, if any, interest and the cash value of Exchange Property.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         Payments of the principal of, or premium, if any, and interest on this Security will be made to DTC or its nominee, as the case may be, as the registered owner thereof. None of the Company, the Trustee or any Paying Agent or Exchange Agent under the Indenture will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in this Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

         The Company expects that DTC or its nominee, upon receipt of any payment of the principal of or premium and interest on this Security, will credit Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of this Security as shown on the records of DTC or its nominee. The Company also expects that payments by Participants to owners of beneficial interests in this Security held through such Participants will be governed by standing instructions and customary practice as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Such payments will be the responsibility of such Participants.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.


                                          BELL ATLANTIC FINANCIAL SERVICES, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:
Attest:


------------------------------
Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 5.75% Senior Exchangeable Notes due 2003 referred to in the within-mentioned Indenture.


                                                     THE CHASE MANHATTAN BANK,
                                                     as Trustee


                                                     By:
                                                        -----------------------
                                                     Authorized Signer

Dated:

                     BELL ATLANTIC FINANCIAL SERVICES, INC.

                    5.75% Senior Exchangeable Notes due 2003

         This Security is one of a duly authorized issue of Securities of the Company designated as its 5.75% Senior Exchangeable Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $2,455,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of February 26, 1998, among the Company, Bell Atlantic Corporation and The Chase Manhattan Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms and conditions of the Indenture are incorporated herein by reference and shall be binding on the Company and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the capitalized terms used herein shall have the meanings specified in the Indenture.

         The Securities are subject to redemption (other than a redemption described in Article Twelve) in accordance with Article Eleven of the Indenture at any time on or after April 1, 2001, at the option of the Company, in whole or in part, upon not less than 30 not more than 60 days' notice of redemption given as described in Section 1105 of the Indenture to Holders of Securities during the period from April 1, 2001 to March 31, 2002 at a Redemption Price equal to 102.3% of the principal amount thereof and thereafter and prior to the Maturity Date at 101.15%, (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on relevant Interest Payment Dates). The Company may elect, in connection with a redemption of the Securities or the Stated Maturity of the Securities, to satisfy its obligations to Holders who elect to exchange their Securities for TCNZ Ordinary Shares by cash payment of the Average Market Value Amount. If the Company makes such an election, Holders of Securities will no longer be entitled to receive TCNZ Ordinary Shares in exchange for their Securities until, in the case of a redemption in part, the Redemption Date. If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed by lot, pro rata, or by any other method the Trustee shall deem fair and reasonable.

         The Securities may be redeemed in whole, or in part, at the option of the Company in accordance with Article Twelve of the Indenture upon giving notice of redemption as described below, upon the occurrence of a Tax Event (as defined in the Indenture).

         In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         The Securities will be exchangeable at the option of the Holder for TCNZ Ordinary Shares at any time on or after September 1, 1999 and prior to maturity, unless previously redeemed at the redemption prices set forth in the Indenture, at an Exchange Ratio of 178.0369 TCNZ Ordinary Shares per U.S. $1,000 principal amount of Securities, subject to adjustment in certain events and subject to the Company's right to pay cash in an amount in U.S. Dollars equal to the Market Price (or under certain circumstances, the Average Market Value Amount (as defined in the Indenture)) of the TCNZ Ordinary Shares for which such Securities are exchangeable in lieu of delivery of such TCNZ Ordinary Shares.

         In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer thereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         If this Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         This Security is a Rule 144A Global Security, and as such, is exchangeable for a Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in a Global Security if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for a Global Security or the Depositary ceases to be a "Clearing Agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days or (y) there shall occurred and be continuing an Event of Default. Upon any issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Securities would be required to include the Securities Legend.

         Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

         At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) upon the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

                                   SCHEDULE A

Aggregate principal amount of any Securities issued or cancelled in exchange for a portion or portions hereof, any portion or portions hereof exchanged for an interest or interests in another Global Security and any portion or portions of another Global Security exchanged for a portion or portions hereof:

-------------------------------------------------------------------------------

              Principal Amount       Remaining Principal
            Issued, Cancelled or      Amount of this
Date            Exchanged             Global Security          Notation Made by

-------------------------------------------------------------------------------

                                                                      APPENDIX I
                             FORM OF TRANSFER NOTICE
         FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assigns(s) and transfer(s) unto

Insert Taxpayer Identification No.

----------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

--------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

         In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or February 26, 2001, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    Check One

[    ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                           OR

[    ] (b) this Security is being transferred other than in
           accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until conditions to any such transfer of registration and in Section 307 of the Indenture shall have been satisfied.

Dated:
      ------------------------------        -----------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            within-mentioned instrument in every
                                            particular, without alteration or
                                            any change whatsoever.
Signature Guarantee:
                    --------------------

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by RULE 144-A


Date:
     -----------------      -----------------------------------------
                            NOTICE: To be executed by an authorized signatory

                                                                       EXHIBIT C

                     [FORM OF REGULATION S GLOBAL SECURITY]



UNLESS THIS REGULATION S GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY, HAS AN INTEREST HEREIN.

TRANSFERS OF THIS REGULATION S GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS REGULATION S GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS AND CONDITIONS ATTACHED HERETO.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A UNITED STATES PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) ACKNOWLEDGES THAT, UNLESS BELL ATLANTIC CORPORATION SHALL HAVE CEASED TO BE AN "AFFILIATE" (AS SUCH TERM IS DEFINED UNDER RULE 144 UNDER THE SECURITIES ACT) OF TELECOM CORPORATION OF NEW ZEALAND LIMITED ("TCNZ") ON OR PRIOR TO JUNE 1, 1999 (AND SHALL NOT HAVE THEREAFTER BECOME AN AFFILIATE OF TCNZ), ANY EXCHANGE OF THE SECURITIES REPRESENTED HEREBY FOR ORDINARY SHARES OF TCNZ SHALL BE MADE ONLY:
(A) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT; (B) PURSUANT TO A REGISTRATION STATEMENT DECLARED EFFECTIVE UNDER THE SECURITIES ACT TO A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY EITHER (X) PRIOR TO SEPTEMBER 1, 1998 AND HAS HELD THE SECURITIES REPRESENTED HEREBY CONTINUOUSLY SINCE SUCH DATE OF ACQUISITION OR (Y) PURSUANT TO A REGISTRATION STATEMENT OR REGISTRATION STATEMENTS, DECLARED EFFECTIVE UNDER THE SECURITIES ACT, REGISTERING THE RESALE OF THE SECURITIES REPRESENTED HEREBY AND ANY OFFER OF ORDINARY SHARES OF TCNZ ARISING UPON RESALE OF THE SECURITIES REPRESENTED HEREBY (OR IN A TRANSFER FROM A HOLDER WHO ACQUIRED THE SECURITIES REPRESENTED HEREBY IN THE MANNER SET FORTH IN THIS CLAUSE (Y) OR FROM ANY TRANSFEREE OR SUBSEQUENT TRANSFEREES OF SUCH HOLDER); OR
(C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN RELIANCE ON REGULATION S (OR ANY SUCCESSOR PROVISION) UNDER THE SECURITIES ACT, AS SUCH REGULATION MAY BE IN EFFECT AND APPLICABLE AS OF THE TIME OF SUCH EXCHANGE; (3) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIODS APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITIES EVIDENCED HEREBY OR THE SECURITIES DELIVERABLE UPON EXCHANGE OF SUCH SECURITIES EXCEPT (A) TO THE ISSUER OF SUCH SECURITY OR SECURITIES OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITIES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITIES EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITIES EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), TOGETHER WITH SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE 3(E) ABOVE. AS USED HEREIN THE TERMS "OFF-SHORE TRANSACTION," "UNITED STATES" AND "UNITED STATES PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL SECURITY (AS DEFINED IN THE INDENTURE), AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR PHYSICAL SECURITIES, ARE SPECIFIED IN THE INDENTURE.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY OR SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.





                     BELL ATLANTIC FINANCIAL SERVICES, INC.
                           --------------------------

                    5.75% SENIOR EXCHANGEABLE NOTES DUE 2003

                                 COMMON CODE NO.
                                                ----
                                    ISIN NO.
                                            ----

No.

     Bell Atlantic Financial Services, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or its registered assigns, the principal sum set forth on the table attached as Schedule A hereto on April 1, 2003, at the office or agency of the Company referred to below, and to pay interest thereof from February 26, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 of each year, commencing October 1, 1998 at the rate of 5.75% per annum, in United Stated dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Holder of this Security is entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") among the Company, Bell Atlantic and the Managers, dated as of February 26, 1998.

         The Holder of this Security is entitled to the benefits of the Support Agreement dated as of February 1, 1998, between the Company and Bell Atlantic, pursuant to which Bell Atlantic has agreed to support the Company's obligations as to payment of principal, premium, if any, interest and the cash value of Exchange Property.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular

Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the Corporate Trust Office of the Trustee in New York City or subject to any applicable laws and regulations, at the office of any Paying Agent, by dollar check drawn on, or by transfer to a dollar account maintained by the Holder with a bank in New York City; PROVIDED, HOWEVER, that payments of interest may be made at the option of the Company by a dollar check drawn on a bank in New York City mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, provided that all payments with respect to Securities, the Holders of which have given wire transfer instructions not later than the applicable Regular Record Date, to the Paying Agent, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.


                                          BELL ATLANTIC FINANCIAL SERVICES, INC.


                                          By:
                                             ---------------------------------
                                             Name:
                                             Title:

Attest:


-----------------------------------
Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 5.75% Senior Exchangeable Notes due 2003 referred to in the within-mentioned Indenture.


                                                     THE CHASE MANHATTAN BANK,
                                                     as Trustee


                                                     By:
                                                        -----------------------
                                                     Authorized Signer

Dated:

                     BELL ATLANTIC FINANCIAL SERVICES, INC.

                    5.75% Senior Exchangeable Notes due 2003

         This Security is one of a duly authorized issue of Securities of the Company designated as its 5.75% Senior Exchangeable Notes due 2003 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $2,455,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of February 26, 1998, among the Company, Bell Atlantic Corporation and The Chase Manhattan Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms and conditions of the Indenture are incorporated herein by reference and shall be binding on the Company and the Holder hereof as if fully set forth herein. Unless the context otherwise requires, the capitalized terms used herein shall have the meanings specified in the Indenture.

         The Securities are subject to redemption (other than a redemption described in Article Twelve) in accordance with Article Eleven of the Indenture at any time on or after April 1, 2001, at the option of the Company, in whole or in part, upon not less than 30 not more than 60 days' notice of redemption given as described in Section 1105 of the Indenture to Holders of Securities during the period from April 1, 2001 to March 31, 2002 at a Redemption Price equal to 102.3% of the principal amount thereof and thereafter and prior to the Maturity Date at 101.15%, (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on relevant Interest Payment Dates). The Company may elect, in connection with a redemption of the Securities or the Stated Maturity of the Securities, to satisfy its obligations to Holders who elect to exchange their Securities for TCNZ Ordinary Shares by cash payment of the Average Market Value Amount. If the Company makes such an election, Holders of Securities will no longer be entitled to receive TCNZ Ordinary Shares in exchange for their Securities until, in the case of a redemption in part, the Redemption Date. If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed by lot, pro rata, or by any other method the Trustee shall deem fair and reasonable.

         The Securities may be redeemed in whole, or in part, at the option of the Company in accordance with Article Twelve of the Indenture upon giving notice of redemption as described below, upon the occurrence of a Tax Event (as defined in the Indenture).

         In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to Holders of such Securities of record as of the close of business on the relevant Regular Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         The Securities will be exchangeable at the option of the Holder for TCNZ Ordinary Shares at any time on or after September 1, 1999 and prior to maturity, unless previously redeemed at the redemption prices set forth in the Indenture, at an Exchange Ratio of 178.0369 TCNZ Ordinary Shares per U.S. $1,000 principal amount of Securities, subject to adjustment in certain events and subject to the Company's right to pay cash in an amount in U.S. Dollars equal to the Market Price (or under certain circumstances, the Average Market Value Amount (as defined in the Indenture)) of the TCNZ Ordinary Shares for which such Securities are exchangeable in lieu of delivery of such TCNZ Ordinary Shares.

         If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture and the Securities at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and the Securities and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer thereof or in exchange here for or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company or any other obligor on the Securities (in the event such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         If this Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         This Security is a Regulation S Global Security, and, as such, it is exchangeable for a Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in a Global Security if (x) either Euroclear or Cedel (or any Alternative Clearing System on behalf of which this Security may be held) is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to permanently cease business or does, in fact, do so or (y) there shall occurred and be continuing an Event of Default. Upon any issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Securities would be required to include the Securities Legend.

         Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

         At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF).

                                   SCHEDULE A

Aggregate principal amount of any Securities issued or cancelled in exchange for a portion or portions hereof, any portion or portions hereof exchanged for an interest or interests in another Global Security and any portion or portions of another Global Security exchanged for a portion or portions hereof:


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              Principal Amount       Remaining Principal
            Issued, Cancelled or      Amount of this
Date            Exchanged             Global Security          Notation Made by

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                                       C-9